SEMIANNUAL REPORT

JUNE 30, 2000


TEMPLETON INVESTMENT PLUS
- Franklin Templeton Variable
  Insurance Products Trust
- The Phoenix Edge Series Fund






[FRANKLIN TEMPLETON INVESTMENTS LOGO]

FRANKLIN(R) TEMPLETON(R) INVESTMENTS

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT
TABLE OF CONTENTS                                     [GRAPHIC OMITTED]

Letter to Contract Owners ........................................   2
Fund Summaries
Funds Seeking Capital Growth
 Templeton Developing Markets Securities Fund
    (formerly Templeton Developing Markets Fund) .................   TD-1
 Templeton Growth Securities Fund
    (formerly Templeton Global Growth Fund) ......................   TG-1
 Templeton International Securities Fund
    (formerly Templeton International Fund) ......................   TI-1
 Templeton Asset Strategy Fund
    (formerly Templeton Asset Allocation Fund) ...................   TA-1
Funds Seeking Income
 Templeton Global Income Securities Fund .........................   TGI-1





THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE, AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND UNIT PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




TIP S00 08/00 PHOENIX TIP

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to bring you Franklin Templeton Variable Insurance Products Trust's semiannual report for the period ended June 30, 2000.

During the first six months of 2000, many of the world's economies strengthened, in contrast to the U.S. economy, which began to show the first signs of slowing toward the period's end. Abroad, those countries in the European Union were able to take advantage of the euro's weakness to bolster exports and create jobs, pushing the region's unemployment to its lowest level in seven years. Many Asian and Latin American emerging countries' economies also enjoyed brisk growth during the period, with steadier consumer consumption replacing exports and government spending as the principal foundation for growth. The Japanese economy recently reported a 2.4% annualized increase in its gross domestic product (GDP) for the first quarter of 2000, the highest in four years.

It was a different story in the U.S., as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an effort to stem what they apparently believed was a rising inflation threat as a result of the super-heated economy. The first signs of a slowdown appeared in March, when retail sales, new vehicle sales and housing starts fell, and this trend continued into June, reinforcing the possibility that the economy was indeed decelerating.

In spite of the generally strong economic backdrop, most stock markets around the globe ended the period in negative territory, weighed down by rising interest rates. However, this environment affected various stocks differently, and the end result does not tell the entire story.

For the stock markets, the beginning of the period witnessed the continuance of many investors' ravenous appetites for "new economy" stocks -- technology, biotechnology, telecommunications and Internet-related companies -- seemingly at the expense of "old economy" stocks, which meant almost everything else. Taking a cue from the end of 1999 and apparently fueled by a rapidly increasing money supply and central bank reluctance to raise rates in anticipation of potential Y2K problems, investors jumped into these new economy stocks, and many rocketed in the first two months of 2000. This was most obvious in the U.S., where at its peak on March 10, 2000, the technology-heavy Nasdaq(R) had increased 24.1% since the start of the year, but this "tech mania" also included technology companies in Europe and Japan, which saw the prices of some of their hottest stocks double, triple and more.(1) However, many of these stocks ran out of gas in March with the Nasdaq falling 37.3% from its high, as investor confidence waned following recurrent Fed interest-rate increases. For the period, the Nasdaq returned -2.02%.

While new economy stocks were grabbing headlines, it was some of the old economy stocks that were the best performers in the period. Supported by oil prices hovering around $29 a barrel and natural gas prices at three-year highs, many energy-related company stocks increased significantly. Likewise, pharmaceutical stocks rose strongly, as investors seemed to feel that an aging world population would likely increase the demand for such companies' products regardless of the level of economic growth or interest rates.

U.S. Treasury and corporate bond prices were volatile in this rising interest-rate environment, partially due to investor uncertainty over the U.S. economy's strength. Surprisingly, many emerging market bonds posted solid performances, bolstered by these countries' improving financial conditions.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
FUND GOAL AND PRIMARY INVESTMENTS: TEMPLETON DEVELOPING MARKETS SECURITIES FUND (FORMERLY TEMPLETON DEVELOPING MARKETS FUND) SEEKS LONG-TERM CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN EMERGING MARKET EQUITY SECURITIES.
--------------------------------------------------------------------------------
During the reporting period, emerging market economies generally performed well. In Asia, China was granted permanent trade status by the U.S. Congress, putting it one step closer to entering the World Trade Organization. The economies of South Korea and Thailand continued to recover and the International Monetary Fund, commending Indonesia for its efforts in bringing about economic reforms, resumed loan disbursements to the country. Elsewhere in the region, Hong Kong's unemployment rate fell as its economy expanded by an annualized rate of 14.3% in the first quarter of 2000. However, trade figures indicated that imports were rising more rapidly than exports, which could lead to a widening trade deficit.

Most Latin American economies performed relatively well. Investor confidence in Mexico appeared to increase due to slower inflation and lower interest rates. Moreover, Moody's(R), an independent credit rating agency, assigned Mexico a coveted investment-grade rating, potentially lowering the country's financing costs as well as making it eligible for investment by a broad group of U.S. institutional investors normally unable to invest in emerging markets. Investor confidence in Argentina also seemed to rise partly due to support from the International Monetary Fund's higher than expected US$7.4 billion standby facility arrangement. In addition, the country's Lower House approved a labor reform bill, which could lead to increased productivity and employment. And in Brazil, economic figures released during the period indicated a narrowing trade deficit, falling unemployment and strong gross domestic product (GDP) growth -- all signs of a steady recovery.

During the six months under review, South Africa's economy was marked by falling interest rates and rising commodity prices. Its government announced plans to accelerate the privatization of state-owned companies and to raise US$6 billion by 2004, primarily through foreign direct investment.

In Eastern Europe, Russia's first-quarter GDP jumped an annualized 8.4%, while investment growth, GDP growth and slowing inflation continued to demonstrate the strength of Hungary's economy.


GEORGRAPHIC DISTRIBUTION
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/00

[This chart in pie format shows the geographic distribution of Templeton Developing Markets Securities Fund as a percentage of total net assets on 6/30/00.]

Asia                                   42.0%
Latin America                          26.6%
Mid-East/Africa                        13.6%
Europe                                 12.2%
Short-Term Investments
& Other Net Assets                      5.6%

   TOP 10 COUNTRIES
   Templeton Developing Markets
   Securities Fund
   6/30/00

                    % OF TOTAL
   COUNTRY          NET ASSETS
   ---------------------------
   Brazil              11.7%
   South Africa        11.5%
   South Korea         11.3%
   Mexico               9.6%
   Thailand             6.6%
   Singapore            5.4%
   Hong Kong            4.7%
   Turkey               4.6%
   Indonesia            4.2%
   Poland               4.0%

Despite the improving economic environment and after recovering strongly in 1999, equity markets in most emerging-market countries fell during the first half of 2000. Rising interest rates, a significant correction in technology stocks and other equities, and an apparent lack of confidence in developing countries' equity markets contributed to their negative performances. For the period, the MSCI Emerging Markets Free Index, one of the Fund's benchmarks, was down 9.0%.(1)

Throughout the period, we selectively sold holdings and increased the Fund's cash position from 3.5% of total net assets on January 1, 2000, to 5.5% at the period's end. However, taking advantage of declining equity prices and the bargains we believed they represented, we did add several European positions to the Fund's portfolio. In our opinion, aspirations for membership in the European Union will probably push most Eastern European economies to strive for better results, which could lead to further reforms and restructuring. This, in turn, should lead to positive gains for Eastern Europe and its neighbors. On June 30, our holdings in Brazil comprised the Fund's largest weighting at 11.7% of total net assets, followed by South Africa (11.5%), South Korea (11.3%), Mexico (9.6%) and Thailand (6.6%).

Looking forward, we will continue with our bottom-up investment style, choosing stocks that are selling at prices below our estimate of their true value. Although we cannot predict what any particular stock will do in the short term, we believe that over the long term most emerging-market economies should continue to grow and that, despite volatility, improved corporate governance and better economic efficiencies should benefit prices of emerging-market stocks for years to come.

(1) Source: Morgan Stanley Capital International. MSCI Emerging Markets Free Index is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------


   TOP 10 HOLDINGS
   Templeton Developing Markets
   Securities Fund
   6/30/00

   COMPANY                           % OF TOTAL
   SECTOR, COUNTRY                   NET ASSETS
   --------------------------------------------
   Cemex SA                              3.7%
   Building Materials and
   Components, Mexico

   Grupo Financiero                      3.0%
   Banamex Accival SA
   de CV
   Banking, Mexico

   Centrais Eletricas                    3.0%
   Brasileiras SA (Eletrobras)
   Utilities Electrical and
   Gas, Brazil

   Samsung Electronics Co.               2.7%
   Ltd.
   Electrical and Electronics,
   South Korea

   Korea Electric Power Corp.            2.4%
   Utilities Electrical & Gas,
   South Korea

   Cheung Kong Holdings                  1.9%
   Ltd.
   Multi-Industry, Hong
   Kong

   Telefonos de Mexico SA                1.8%
   (Telmex)
   Telecommunications,
   Mexico

   Akbank                                1.8%
   Banking, Turkey

   Tele Norte Leste                      1.6%
   Participacoes SA
   Telecommunications,
   Brazil

   Banco Bradesco SA                     1.6%
   Banking, Brazil

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

TEMPLETON DEVELOPING
MARKETS SECURITIES
FUND - CLASS 1

-------------------------------------------------------------------------------
Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Developing Markets Securities Fund - Class 1 delivered a -16.94% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

  Templeton Developing Markets Securities Fund - Class 1*
  Periods ended 6/30/00

                                                           SINCE
                                                         INCEPTION
                                   1-YEAR      3-YEAR     (3/4/96)
 ------------------------------------------------------------------
 Average Annual Total Return       -10.74%     -12.27%       -8.71%
 Cumulative Total Return           -10.74%     -32.48%      -32.57%
 Value of $10,000 Investment        $8,926      $6,752       $6,743

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.


-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights

                                                                                      CLASS 1
                                                    ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2000   ---------------------------------------------------------
                                                        (UNAUDITED)        1999              1998          1997         1996(C)
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $7.77           $5.13            $6.63         $9.43       $10.00
                                                         --------------------------------------------------------------------
Income from investment operations:
 Net investment income(d) .............................       .05             .05              .07           .09          .05
 Net realized and unrealized gains (losses) ...........     (1.36)           2.67            (1.42)        (2.82)        (.62)
                                                         --------------------------------------------------------------------
Total from investment operations ......................     (1.31)           2.72            (1.35)        (2.73)        (.57)
                                                         --------------------------------------------------------------------
Less distributions from:
 Net investment income ................................      (.07)           (.08)            (.09)         (.04)          --
 Net realized gains ...................................        --              --             (.06)         (.03)          --
                                                         --------------------------------------------------------------------
Total distributions ...................................      (.07)           (.08)            (.15)         (.07)          --
                                                         --------------------------------------------------------------------
Net asset value, end of period ........................     $6.39           $7.77            $5.13         $6.63        $9.43
                                                         ====================================================================
Total return(b) .......................................   (16.94%)         53.84%          (20.94%)      (29.22%)      (5.70%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................  $396,373        $297,605         $180,684      $163,459      $72,245
Ratios to average net assets:
 Expenses .............................................     1.52%(a)        1.50%            1.66%         1.58%        1.70%(a)
 Expenses, excluding waiver and payments by affiliate..     1.52%(a)        1.50%            1.66%         1.58%        1.78%(a)
 Net investment income ................................     1.36%(a)         .82%            1.67%         1.63%        1.52%(a)
Portfolio turnover rate ...............................    71.01%          60.27%           23.22%        23.82%        9.95%


(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period March 4, 1996 (effective date) to December 31, 1996.
(d)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

                                                                                    CLASS 2
                                                        ----------------------------------------------------------------
                                                         SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2000     -------------------------------------------
                                                            (UNAUDITED)          1999           1998           1997(C)
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................           $7.74            $5.12          $6.62           $9.85
                                                             --------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................             .04              .03            .07             .04
 Net realized and unrealized gains (losses) .........           (1.36)            2.66          (1.42)          (3.27)
                                                             --------------------------------------------------------
Total from investment operations ....................           (1.32)            2.69          (1.35)          (3.23)
                                                             --------------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.05)            (.07)          (.09)             --
 Net realized gains .................................              --               --           (.06)             --
                                                             --------------------------------------------------------
Total distributions .................................            (.05)            (.07)          (.15)             --
                                                             --------------------------------------------------------
Net asset value, end of period ......................           $6.37            $7.74          $5.12           $6.62
                                                             ========================================================
Total return(b) .....................................         (17.07%)          53.27%        (21.03%)        (32.79%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................         $63,163          $49,654        $17,287          $9,569
Ratios to average net assets:
 Expenses ...........................................           1.77%(a)         1.75%          1.91%           1.77%(a)
 Net investment income ..............................           1.07%(a)          .52%          1.44%           1.48%(a)
Portfolio turnover rate .............................          71.01%           60.27%         23.22%          23.82%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                                                   SHARES/
                                                                           INDUSTRY                WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES 94.5%
    ARGENTINA 3.2%
    Banco Frances SA .......................................                Banking                     34,370    $   252,670
(a) Capex SA, A ............................................       Utilities Electrical & Gas           58,860        353,231
(a) Molinos Rio de la Plata SA, B ..........................       Food & Household Products           908,459      1,726,417
    PC Holdings SA, B ......................................             Energy Sources              1,909,452      3,494,996
    Quilmes Industrial SA, ADR, pfd. .......................          Beverages & Tobacco              210,350      2,340,144
    Telecom Argentina Stet-France Telecom SA, ADR ..........           Telecommunications              217,560      5,982,900
    Transportadora de Gas del Sur SA, B, ADR ...............       Utilities Electrical & Gas           78,690        708,210
                                                                                                                  -----------
                                                                                                                   14,858,568
                                                                                                                  -----------
    AUSTRIA 2.2%
    Austria Tabak AG .......................................          Beverages & Tobacco                6,400        238,027
    Bank Austria AG ........................................                Banking                    127,580      6,239,342
    Bbag Oesterreichische Brau-Beteiligungs AG .............          Beverages & Tobacco                2,130         96,961
    Mayr-Melnhof Karton AG .................................        Forest Products & Paper             14,284        678,437
    OMV AG .................................................             Energy Sources                 30,805      2,687,066
                                                                                                                  -----------
                                                                                                                    9,939,833
                                                                                                                  -----------
    BRAZIL 11.7%
    Banco Bradesco SA, pfd. ................................                Banking                835,642,112      7,272,493
    Brasil Telecom Participacoes SA, pfd. ..................           Telecommunications          130,553,000      1,888,821
    Centrais Eletricas Brasileiras SA (Electrobras) ........       Utilities Electrical & Gas       22,895,000        469,576
    Centrais Eletricas Brasileiras SA (Electrobras) B, pfd.        Utilities Electrical & Gas      593,008,000     13,115,864
    CIA Cervejaria Brahma, pfd. ............................          Beverages & Tobacco              433,000        367,234
    Cia Energetica de Minas Gerais, pfd. ...................       Utilities Electrical & Gas      115,734,000      2,020,854
    Cia Vale do Rio Doce, A, pfd. ..........................            Metals & Mining                148,470      4,189,093
    Companhia Paranaense de Energia-Copel, B, pfd. .........       Utilities Electrical & Gas      237,975,000      2,242,557
(a) Companhia Riograndense de Telecom, A, pfd. .............           Telecommunications            4,264,000      1,441,818
    Copene-Petroquimica do Nordeste SA, A, pfd. ............               Chemicals                 2,956,700      1,101,469
    Duratex SA, pfd. .......................................        Forest Products & Paper         52,441,800      1,671,510
    Eletropaulo Metropolitana SA, pfd. .....................       Utilities Electrical & Gas       13,263,000        933,703
    Empresa Brasileira de Aeronautica SA ...................       Aerospace & Military Tech           350,200      2,133,425
    Investimentos Itau SA (Itausa), pfd. ...................             Multi-Industry              4,260,836      4,133,294
    Tele Celular Sul Participacoes SA, pfd. ................           Telecommunications           25,177,000        121,419
    Tele Norte Leste Participacoes SA, pfd. ................           Telecommunications          310,828,976      7,279,670
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...........                Banking                    110,080      3,164,800
                                                                                                                  -----------
                                                                                                                   53,547,600
                                                                                                                  -----------
    CHILE .9%
    Cia de Telecomunicaciones de Chile SA, ADR .............          Telecommunications              175,394      3,179,016
(a) Enersis SA, ADR ........................................      Utilities Electrical & Gas           22,134        441,297
(a) Madeco Manufacturera de Cobre SA, ADR ..................        Industrial Components              50,250        383,156
                                                                                                                 -----------
                                                                                                                   4,003,469
                                                                                                                 -----------
    CHINA .1%
    China Resources Enterprises Ltd. .......................             Multi-Industry                122,000        146,332
    Shandong Huaneng Power Development Co. Ltd., ADR .......       Utilities Electrical & Gas           90,450        378,759
    Shanghai Petrochemical Co. Ltd., H .....................               Chemicals                   288,000         39,162
                                                                                                                  -----------
                                                                                                                      564,253
                                                                                                                  -----------
    COLOMBIA .1%
    Bavaria SA .............................................          Beverages & Tobacco                1,607          5,041
    Cementos Argos SA ......................................    Building Materials & Components        222,800        395,365
                                                                                                                  -----------
                                                                                                                      400,406
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                         SHARES/
                                                                               INDUSTRY                 WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    CROATIA
    Pliva D D, GDR, Reg S .....................................        Health & Personal Care             19,100    $   197,208
                                                                                                                    -----------
    CZECH REPUBLIC 1.5%
(a) Cesky Telecom AS ..........................................          Telecommunications               29,950        507,534
(a) CEZ AS ....................................................      Utilities Electrical & Gas        2,462,805      6,527,278
    Tabak AS ..................................................         Beverages & Tobacco                  225         35,114
                                                                                                                    -----------
                                                                                                                      7,069,926
                                                                                                                    -----------
    EGYPT .9%
(a) Al Ahram Beverages Co., GDR ...............................         Beverages & Tobacco               58,906      1,011,711
    Commercial International Bank Ltd. ........................               Banking                    201,750      2,150,443
(a) Suez Cement Co. ...........................................   Building Materials & Components         71,710        749,483
(a) Suez Cement Co., GDR ......................................   Building Materials & Components         20,130        201,300
                                                                                                                    -----------
                                                                                                                      4,112,937
                                                                                                                    -----------
    ESTONIA .2%
    Eesti Telekom AS, GDR .....................................          Telecommunications                4,900         98,490
    Hansabank Ltd. ............................................               Banking                    103,450        777,441
                                                                                                                    -----------
                                                                                                                        875,931
                                                                                                                    -----------
    FINLAND
    Hartwall OYJ, A ...........................................         Beverages & Tobacco                6,520        131,245
                                                                                                                    -----------
    GREECE .4%
    Hellenic Telecommunications Organization SA ...............          Telecommunications               75,040      1,892,922
                                                                                                                    -----------
    HONG KONG 4.7%
    Cheung Kong Holdings Ltd. .................................            Multi-Industry                788,000      8,718,715
(a) China Aerospace International Holdings Ltd. ............... Electronic Components & Instruments    2,285,200        354,713
    Dairy Farm International Holdings Ltd. ....................            Merchandising               1,561,333        936,800
    Hang Lung Development Co. Ltd. ............................             Real Estate                1,650,000      1,280,579
    Hong Kong & Shanghai Hotels Ltd. ..........................          Leisure & Tourism             1,015,000        589,185
    Hong Kong Land Holdings Ltd. ..............................             Real Estate                  789,000      1,262,400
    HSBC Holdings PLC .........................................               Banking                    203,654      2,325,145
    Hutchison Whampoa Ltd. ....................................            Multi-Industry                227,400      2,858,800
    Jardine Matheson Holdings Ltd. ............................            Multi-Industry                501,861      2,198,151
    Jardine Strategic Holdings Ltd. ...........................            Multi-Industry                110,000        328,900
    Shangri-La Asia Ltd. ......................................          Leisure & Tourism               158,000        186,471
    Swire Pacific Ltd., A .....................................            Multi-Industry                 79,500        465,049
                                                                                                                    -----------
                                                                                                                     21,504,908
                                                                                                                    -----------
    HUNGARY 2.2%
    Borsodchem RT .............................................              Chemicals                    78,919      2,447,992
    Egis RT ...................................................            Multi-Industry                 10,638        447,032
(a) Fotex First Hungarian American Photo Service Co. ..........            Multi-Industry                  2,485          2,904
    Gedeon Richter Ltd. .......................................        Health & Personal Care             53,450      2,894,301
(a) Graphisoft NV .............................................    Data Processing & Reproduction          1,300         24,549
    Matav RT ..................................................          Telecommunications               59,500        415,624
    Mol Magyar Olay-Es Gazipari RT ............................            Energy Sources                 81,300      1,125,317
    OTP Bank ..................................................               Banking                     19,960      1,044,776
    Tiszai Vegyi Kombinat RT ..................................              Chemicals                   117,573      1,627,390
                                                                                                                    -----------
                                                                                                                     10,029,885
                                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                       SHARES/
                                                                             INDUSTRY                 WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    INDIA .9%
    Associated Cement Cos. Ltd. .............................   Building Materials & Components          85,350   $   225,352
    BSES Ltd. ...............................................      Utilities Electrical & Gas            47,900       263,237
(a) Colgate-Palmolive (INDIA) Ltd. ..........................        Health & Personal Care               5,000        20,158
    Gas Authority Of India Ltd., GDR ........................            Energy Sources                  25,200       170,100
    Grasim Industries Ltd. ..................................            Multi-Industry                   5,962        38,196
    Hindalco Industries Inc. ................................           Metals & Mining                  31,500       556,807
    Hindustan Petroleum Corporation Ltd. ....................            Energy Sources                  48,850       134,229
    Mahanagar Telephone Nigam Ltd. ..........................          Telecommunications               289,800     1,391,831
    NIIT Ltd. ...............................................    Data Processing & Reproduction          15,228       753,466
    Tata Engineering & Locomotive Co. .......................       Machinery & Engineering             129,900       358,535
(a) Wipro Ltd. ..............................................    Data Processing & Reproduction           5,600       363,535
                                                                                                                  -----------
                                                                                                                    4,275,446
                                                                                                                  -----------
    INDONESIA 4.2%
(a) Asia Pulp & Paper Co. Ltd., ADR .........................       Forest Products & Paper             396,230     2,005,914
(a) PT Barito Pacific Timber TBK ............................       Forest Products & Paper           1,644,000        70,437
    PT Gudang Garamm ........................................         Beverages & Tobacco               521,000       842,291
(a) PT Indah Kiat Pulp & Paper Corp. ........................       Forest Products & Paper          11,463,750     2,324,839
(a) PT Indocement Tunggal Prakarsa ..........................   Building Materials & Components       2,790,500     1,028,205
(a) PT Indofoods Sukses Makmurr .............................      Food & Household Products          3,552,705     1,938,208
    PT Indosat ..............................................          Telecommunications             1,854,000     2,181,799
    PT Semen Gresik (Persero) ...............................   Building Materials & Components       1,493,618     1,356,671
(a) PT Sinar Mas Agro Resources & Technology Corp. ..........      Food & Household Products            268,800       117,470
    PT Telekomunikasi Indonesia (Persero), B ................          Telecommunications            18,738,900     6,583,504
    PT Timah TBK ............................................           Metals & Mining               1,788,500       531,288
(a) PT Tjiwi Kimia ..........................................       Forest Products & Paper           2,233,380       369,997
                                                                                                                  -----------
                                                                                                                   19,350,623
                                                                                                                  -----------
    ISRAEL 1.2%
(a) Ampal-American Israel Corp. .............................          Financial Services                 4,150        62,250
(a) Crystal Systems Solutions Ltd. .......................... Electronic Components & Instruments         4,230        39,921
    Elron Electronic Industries Ltd. ........................          Financial Services                20,010       747,373
(a) Formula Systems Ltd. ....................................    Data Processing & Reproduction          15,910       859,600
(a) Fundtech Ltd. ...........................................    Data Processing & Reproduction          61,150     1,589,900
    Koor Industries Ltd. ....................................            Multi-Industry                   2,452       263,817
(a) Nice Systems Ltd. .......................................          Telecommunications                 9,880       768,525
(a) Sapiens International Corp. .............................    Data Processing & Reproduction             600         3,788
(a) Tecnomatix Technologies Ltd. ............................    Data Processing & Reproduction          27,989       381,350
(a) TTI Team Telecom International Ltd. .....................          Telecommunications                15,000       540,000
(a) Vocaltec Communications Ltd. ............................    Data Processing & Reproduction          19,550       449,650
                                                                                                                  -----------
                                                                                                                    5,706,174
                                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                                    SHARES/
                                                                          INDUSTRY                 WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    MALAYSIA .9%
    Genting Bhd. .........................................          Leisure & Tourism               629,800      $  2,320,316
    Golden Hope Plantations Bhd. .........................     Misc Materials & Commodities         189,000           209,889
    IOI Corp. Bhd. .......................................     Misc Materials & Commodities         926,000           728,616
    Resorts World Bhd. ...................................          Leisure & Tourism               286,000           782,737
                                                                                                                 ------------
                                                                                                                    4,041,558
                                                                                                                 ------------
    MEXICO 9.6%
    Alfa SA de CV, A .....................................            Multi-Industry                359,500           821,735
    Cemex SA .............................................   Building Materials & Components      3,601,555        16,885,433
    DESC SA de CV DESC, B ................................            Multi-Industry                602,400           385,546
(a) Fomento Economico Mexicano SA de CV Femsa ............         Beverages & Tobacco               45,570         1,962,358
    Grupo Bimbo SA de CV, A ..............................      Food & Household Products           434,500           684,182
(a) Grupo Financiero Banamex Accival SA de CV ............               Banking                  3,278,853        13,790,269
(a) Grupo Financiero Bancomer SA de CV ...................               Banking                  2,680,000         1,361,304
    Telefonos de Mexico SA (Telmex), ADR .................          Telecommunications              142,234         8,125,117
    Vitro SA de CV, A ....................................      Food & Household Products           238,349           266,352
                                                                                                                 ------------
                                                                                                                   44,282,296
                                                                                                                 ------------
    PAKISTAN .9%
(a) Hub Power Co. Ltd. ...................................            Energy Sources              5,254,000         1,463,636
    Pakistan Telecommunications Corp., A .................          Telecommunications            5,577,500         2,883,257
                                                                                                                 ------------
                                                                                                                    4,346,893
                                                                                                                 ------------
    PERU
    Credicorp Ltd. .......................................               Banking                     13,100           117,900
                                                                                                                 ------------
    PHILIPPINES 1.9%
(a) Filinvest Development Corp. ..........................             Real Estate                1,296,000            41,971
    Philippine Long Distance Telephone Co., ADR ..........          Telecommunications              117,890         2,092,548
(a) Philippine National Bank .............................               Banking                  1,369,861         1,790,357
    RFM Corp. ............................................      Food & Household Products         1,190,715            63,351
    San Miguel Corp., B ..................................      Food & Household Products         3,659,800         4,529,246
                                                                                                                 ------------
                                                                                                                    8,517,473
                                                                                                                 ------------
    POLAND 4.0%
    Bank Rozwoju Eksportu SA .............................               Banking                     38,125         1,181,831
(a) Bank Slaski SA W Katowicach ..........................               Banking                     29,820         1,605,692
    Elektrim SA ..........................................            Multi-Industry                239,250         2,746,843
    Impexmetal SA ........................................           Metals & Mining                 93,892           627,384
(a) Orbis SA .............................................          Leisure & Tourism                74,000           577,727
    Polski Koncern Naftowy Orlen SA ......................            Energy Sources                488,607         2,356,084
    Prokom Software SA ...................................    Data Processing & Reproduction         68,016         3,560,884
(a) Telekomunikacja Polska SA ............................          Telecommunications              567,801         4,067,828
    Warta SA .............................................              Insurance                    43,104         1,445,048
                                                                                                                 ------------
                                                                                                                   18,169,321
                                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                          SHARES/
                                                                INDUSTRY                 WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    RUSSIA 1.6%
    GAZ Auto Works ..............................             Automobiles                   2,330      $    60,697
    Lukoil Holdings .............................           Energy Sources                 18,700          238,986
    Lukoil Holdings, ADR ........................           Energy Sources                 64,410        3,188,295
    Mosenergo, ADR ..............................     Utilities Electrical & Gas          103,450          362,075
    Mosenergo, GDR ..............................     Utilities Electrical & Gas           23,100           88,349
    Novorosissk Sea Shipping ....................           Transportation                 28,000            2,520
    Novorosissk Sea Shipping, pfd. ..............           Transportation                224,000            9,184
    Rostelecom, ADR .............................         Telecommunications              172,930        2,356,171
    Rostelecom, pfd. ............................         Telecommunications              257,300          184,227
(a) Unified Energy Systems ......................     Utilities Electrical & Gas        5,581,800          641,907
(a) Unified Energy Systems, pfd. ................     Utilities Electrical & Gas           18,000              819
                                                                                                       -----------
                                                                                                         7,133,230
                                                                                                       -----------
    SINGAPORE 5.4%
    Cycle & Carriage Ltd. .......................             Automobiles                  28,000           65,749
    DBS Group Holdings Ltd. .....................               Banking                   176,608        2,267,610
    First Capital Corp. Ltd. ....................             Real Estate                 152,000          145,055
    Fraser and Neave Ltd. .......................         Beverages & Tobacco           1,140,100        4,055,301
(a) Golden Agri-Resources Ltd. ..................    Misc Materials & Commodities       1,780,000          355,176
    Keppel Corp., Ltd. ..........................           Transportation              2,380,600        5,149,476
    MCL Land Ltd. ...............................             Real Estate                  29,000           22,308
    Natsteel Ltd. ...............................           Metals & Mining             1,876,000        2,582,348
    Oversea Chinese Banking Corp. Ltd. ..........               Banking                   538,350        3,705,243
    Overseas Union Enterprise Ltd. ..............          Leisure & Tourism              261,300          634,737
    Sembcorp Industries Ltd. ....................           Multi-Industry              1,631,694        1,774,196
    Sembcorp Marine Ltd. ........................       Machinery & Engineering         3,501,000        1,316,165
    United Industrial Corporation Ltd. ..........           Multi-Industry              1,654,000          779,647
    United Overseas Bank Ltd. ...................               Banking                   297,000        1,941,064
                                                                                                       -----------
                                                                                                        24,794,075
                                                                                                       -----------
    SLOVAK REPUBLIC .1%
(a) Slovnaft AS .................................              Chemicals                   39,010          465,011
(a) Vychodoslovenske Zeleziarne AS ..............           Metals & Mining                31,257           78,034
                                                                                                       -----------
                                                                                                           543,045
                                                                                                       -----------
    SOUTH AFRICA 11.5%
(a) African Bank Investments Ltd. ...............         Financial Services            1,084,000        1,416,555
    Anglo American PLC ..........................           Metals & Mining               135,267        6,428,175
    Barlow Ltd. .................................           Multi-Industry                741,700        4,463,327
    CG Smith Ltd. ...............................           Multi-Industry              1,143,900           16,872
    Comparex Holdings Ltd. ......................   Data Processing & Reproduction        130,000          229,130
    De Beers Centenary AG .......................    Misc Materials & Commodities          75,190        1,829,845
(a) Dimension Data Holdings Ltd. ................           Multi-Industry                 21,350          176,657
    Fedsure Holdings Ltd. .......................              Insurance                  360,299        1,753,668
    Firstrand Ltd. ..............................              Insurance                  115,000          118,732
(a) Imperial Holdings Ltd. ......................           Multi-Industry                110,900          902,903
    Iscor Ltd. ..................................           Metals & Mining               922,984        1,572,340
    Kersaf Investments Ltd. .....................          Leisure & Tourism              188,867          740,983
    Liberty Group Ltd. ..........................              Insurance                  290,762        2,766,105
    Nampak Ltd. .................................       Forest Products & Paper           544,894        1,177,388
    Nedcor Ltd. .................................         Financial Services               15,400          323,445
    Old Mutual PLC ..............................         Financial Services            1,106,470        2,432,971
    Palabora Mining Co. Ltd. ....................           Metals & Mining                89,700          488,190

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                                     SHARES/
                                                                         INDUSTRY                    WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    SOUTH AFRICA (CONT.)
    Rembrandt Group Ltd. ................................              Multi-Industry                429,170    $  4,139,781
    Reunert Ltd. ........................................         Electrical & Electronics            78,000         115,044
    Sanlam Ltd. .........................................            Financial Services            1,334,000       1,576,009
    Sappi Ltd. ..........................................         Forest Products & Paper            270,124       2,031,906
    Sasol Ltd. ..........................................              Energy Sources                986,200       6,618,304
    South African Breweries PLC .........................           Beverages & Tobacco              855,924       6,387,869
    Super Group Ltd. ....................................              Transportation                197,000         233,320
    Tiger Brands Ltd. ...................................        Food & Household Products           468,638       4,202,536
    Tongaat-Hulett Group Ltd. ...........................              Multi-Industry                179,995         789,801
                                                                                                                ------------
                                                                                                                  52,931,856
                                                                                                                ------------
    SOUTH KOREA 11.3%
    Cheil Jedang Corp. ..................................        Food & Household Products            27,450       1,257,994
    Hana Bank ...........................................                 Banking                    396,568       2,471,826
(a) Hyundai Electronics Industries Co. ..................        Electrical & Electronics           150,760       2,974,570
(a) Hyundai Heavy Industries ............................       Energy Equipment & Services           38,440         723,966
    Hyundai Motor Co. Ltd. ..............................               Automobiles                  131,090       1,681,206
(a) Korea Data Systems ..................................      Data Processing & Reproduction        164,610         817,865
    Korea Electric Power Corp. ..........................        Utilities Electrical & Gas          350,170      10,866,018
    Korea Telecom Corp., ADR ............................            Telecommunications               18,119         876,507
    L.G. Chemical Ltd. ..................................                Chemicals                    57,510       1,150,174
    LG Electronics Inc. .................................         Electrical & Electronics           163,040       4,562,093
    Samsung Corp. .......................................              Multi-Industry                 77,680         669,496
    Samsung Electronics Co. Ltd. ........................         Electrical & Electronics            37,656      12,461,661
(a) Samsung Heavy Industries Co. Ltd. ...................         Machinery & Engineering            855,507       3,997,391
    Samsung SDI Co. Ltd. ................................         Electrical & Electronics            64,693       3,104,034
    SK Corp. ............................................              Energy Sources                186,840       3,426,720
(a) SK Global ...........................................     Wholesale & International Trade         47,810         572,421
                                                                                                                ------------
                                                                                                                  51,613,942
                                                                                                                ------------
    TAIWAN .5%
(a) Accton Technology Corp. .............................      Data Processing & Reproduction        134,000         298,019
(a) Hon Hai Precision Industry Co. Ltd. .................         Electrical & Electronics            92,000         830,390
(a) UNI-President Enterprises Corp. .....................        Food & Household Products           528,000         401,143
(a) Via Technologies Inc. ...............................   Electronic Components & Instruments       52,000         801,948
                                                                                                                ------------
                                                                                                                   2,331,500
                                                                                                                ------------
    THAILAND 6.6%
(a) Advanced Info Service Public Co. Ltd., fgn. .........            Telecommunications               20,300         252,553
(a) American Standard Sanitaryware Public Co. Ltd. fgn. .     Building Materials & Components         24,500         112,428
(a) Bangkok Bank Public Co. Ltd. ........................                 Banking                     28,287          21,995
(a) Bangkok Bank Public Co. Ltd., fgn. ..................                 Banking                  1,589,700       1,945,331
    BEC World Public Co Ltd., fgn. ......................            Telecommunications              121,890         714,715
    Charoen Pokphand Foods Public Co. Ltd., fgn. ........        Food & Household Products         2,091,360       3,145,704
(a) Charoen Pokphand Foods Public Co. Ltd.,
      fgn., wts., 4/29/02 ...............................        Food & Household Products         1,079,130               3
    Electricity Generating Public Co. Ltd. ..............              Energy Sources                264,400         283,105
    Hana Microelectronics Co. Ltd., fgn. ................         Electrical & Electronics           145,200       1,110,146
(a) Italian-Thai Development Public Co. Ltd., fgn. ......          Construction & Housing             50,300          24,044
(a) Jasmine International Public Co. Ltd., fgn. .........            Telecommunications              824,400         220,681
(a) Land and House Public Co. Ltd., fgn. ................               Real Estate                  530,826         277,423
    PTT Exploration & Production Public Co. Ltd., fgn. ..              Energy Sources                330,400       1,600,408

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                                          SHARES/
                                                                              INDUSTRY                    WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM SECURITIES (CONT.)
    THAILAND (CONT.)
    Saha Pathanapibul Public Co. Ltd., fgn. ...................       Food & Household Products              98,200    $    110,154
    Saha Union Public Co. Ltd., fgn. ..........................             Multi-Industry                  232,894          63,827
(a) Serm Suk Public Co. Ltd. ..................................       Food & Household Products              28,500          71,205
    Serm Suk Public Co. Ltd., fgn. ............................       Food & Household Products               1,300           4,438
(a) Shin Corporations Public Company Ltd., fgn. ...............        Electrical & Electronics             253,700       1,332,370
(a) Siam Cement Public Co. Ltd. ...............................    Building Materials & Components           45,850         507,301
(a) Siam Cement Public Co. Ltd., fgn. .........................    Building Materials & Components          176,410       3,310,077
(a) Siam Commercial Bank, 144A, 5.25%, fgn., cvt, pfd. ........                Banking                    7,086,100       3,613,053
(a) Siam Commercial Bank, fgn., wts., 6/22/04 .................                Banking                       67,926           7,446
    Siam Makro Public Company Ltd., fgn. ......................             Merchandising                   455,800         589,141
(a) Telecomasia Corp. Public Co. Ltd., fgn. ...................           Telecommunications              1,268,500       1,406,750
(a) Thai Airways International Public Co. Ltd., fgn. ..........             Transportation                  875,200         838,943
(a) Thai Farmers Bank Public Co. Ltd. .........................                Banking                    1,264,216         886,321
(a) Thai Farmers Bank Public Co. Ltd., fgn. ...................                Banking                    4,529,150       3,810,375
(a) Total Access Communication Public Co. Ltd. ................           Telecommunications                903,900       3,633,678
(a) United Communications Industries, fgn. ....................           Telecommunications                484,200         416,616
                                                                                                                       ------------
                                                                                                                         30,310,231
                                                                                                                       ------------
    TURKEY 4.6%
    Akbank ....................................................                Banking                1,044,176,328       8,090,470
    Akcansa Cimento Sanayi Ve Ticaret AS ......................    Building Materials & Components       13,320,000         208,562
    Arcelik AS, Br. ...........................................    Appliances & Household Durables       83,011,394       4,086,921
(a) Dogan Sirketler Grubu Holding AS ..........................             Multi-Industry               81,676,000       1,977,627
    Haci Omer Sabanci Holding AS ..............................             Multi-Industry               21,648,000         255,093
(a) Tupras-Turkiye Petrol Rafineleri AS .......................             Energy Sources              121,770,000       6,388,257
                                                                                                                       ------------
                                                                                                                         21,006,930
                                                                                                                       ------------
    UNITED STATES .1%
(a) Seminis Inc., A ...........................................       Food & Household Products             246,100         646,013
                                                                                                                       ------------
    VENEZUELA 1.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR .....          Telecommunications                179,840       4,889,400
    Mavesa SA, ADR ............................................      Food & Household Products              92,800         290,000
    Total Long Term Securities (Cost $423,678,013).............                                                       ------------
                                                                                                                         5,179,400
                                                                                                                      ------------
    TOTAL LONG TERM SECURITIES (COST $423,678,013).............                                                        434,426,997
                                                                                                                      ------------

                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                            --------------
SHORT TERM INVESTMENTS (COST $35,461,207) 7.7%
U.S. Treasury Bills, 5.41% - 5.94%, with maturities to 9/07/00 ..........   $35,734,000          35,484,458
                                                                                               ------------
TOTAL INVESTMENTS (COST $459,139,220) 102.2%.............................                       469,911,455
OTHER ASSETS, LESS LIABILITIES (2.2%) ...................................                       (10,376,016)
                                                                                               ------------
TOTAL NET ASSETS 100.0% .................................................                      $459,535,439
                                                                                               ============

(a)Non-income producing

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................    $ 459,139,220
                                                           =============
  Value ...............................................      469,911,455
 Cash .................................................        1,411,278
 Receivables:
   Capital shares sold ................................        1,912,426
   Dividends and interest .............................        1,354,428
                                                           -------------
    Total assets ......................................      474,589,587
                                                           -------------
Liabilities:
 Payables:
   Investment securities purchased ....................       13,909,145
   Capital shares redeemed ............................          376,377
   Affiliates .........................................          537,159
 Other liabilities ....................................          231,467
                                                           -------------
    Total liabilities .................................       15,054,148
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $   1,037,972
 Net unrealized appreciation ..........................       10,772,235
 Accumulated net realized loss ........................      (68,608,406)
 Capital shares .......................................      516,333,638
                                                           -------------
     Net assets, at value .............................    $ 459,535,439
                                                           =============
CLASS 1:
 Net assets, at value .................................    $ 396,372,661
                                                           =============
 Shares outstanding ...................................       62,026,011
                                                           =============
 Net asset value and offering price per share .........    $        6.39
                                                           =============
CLASS 2:
 Net assets, at value .................................    $  63,162,778
                                                           =============
 Shares outstanding ...................................        9,913,603
                                                           =============
 Net asset value and offering price per share .........    $        6.37
                                                           =============

     See notes to financial statements. See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment income:
 (net of foreign taxes of $888,412)
 Dividends ................................................................     $   4,338,136
 Interest .................................................................         1,043,471
                                                                                -------------
   Total investment income ................................................         5,381,607
                                                                                -------------
Expenses:
 Management fees (Note 3) .................................................         2,333,184
 Administrative fees (Note 3) .............................................           211,459
 Distribution fees - Class 2 (Note 3) .....................................            70,090
 Custodian fees ...........................................................           232,000
 Reports to shareholders ..................................................            32,050
 Professional fees (Note 3) ...............................................            20,800
 Trustees' fees and expenses ..............................................             1,500
 Other ....................................................................            15,849
                                                                                -------------
   Total expenses .........................................................         2,916,932
                                                                                -------------
    Net investment income .................................................         2,464,675
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................         4,538,488
   Foreign currency transactions ..........................................        (1,024,771)
                                                                                -------------
    Net realized gain .....................................................         3,513,717
 Net unrealized depreciation on:
   Investments ............................................................       (68,742,450)
   Translation of assets and liabilities denominated in foreign currencies           (235,725)
                                                                                -------------
    Net unrealized depreciation ...........................................       (68,978,175)
                                                                                -------------
Net realized and unrealized loss ..........................................       (65,464,458)
                                                                                -------------
Net decrease in net assets resulting from operations ......................     $ (62,999,783)
                                                                                =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                                              JUNE 30, 2000    DECEMBER 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   2,464,675      $   2,058,823
   Net realized gain (loss) from investments and foreign currency transactions ...........       3,513,717        (41,927,283)
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilites denominated in foreign currencies .....................................     (68,978,175)       153,871,630
                                                                                             --------------------------------
    Net increase (decrease) in net assets resulting from operations ......................     (62,999,783)       114,003,170
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (2,663,594)        (2,683,606)
    Class 2 ..............................................................................        (412,198)          (248,619)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................      (3,075,792)        (2,932,225)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................     154,255,416         18,804,002
    Class 2 ..............................................................................      24,096,992         19,412,917
                                                                                             --------------------------------
 Total capital share transactions ........................................................     178,352,408         38,216,919
    Net increase in net assets ...........................................................     112,276,833        149,287,864
Net assets:
 Beginning of period .....................................................................     347,258,606        197,970,742
                                                                                             --------------------------------
 End of period ...........................................................................   $ 459,535,439      $ 347,258,606
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   1,037,972      $   1,649,089
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Developing Markets Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital appreciation. The portfolio invests primarily in developing markets equity securities.

Effective May 1, 2000, the name of the Templeton Developing Markets Equity Fund changed to Templeton Developing Markets Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 2000 the Fund has investments with a value of approximately $8.6 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2000                  DECEMBER 31, 1999
                                                    -----------------------------------------------------------------
                                                         SHARES          AMOUNT           SHARES          AMOUNT
CLASS 1 SHARES:                                     -----------------------------------------------------------------
Shares sold .......................................     4,246,841    $  28,300,214       5,134,763    $  32,419,782
Shares issued on merger (Note 6) ..................    23,685,284      153,007,317              --               --
Shares issued on reinvestment of distributions ....       385,260        2,663,594         562,601        2,683,606
Shares redeemed ...................................    (4,590,335)     (29,715,709)     (2,600,039)     (16,299,386)
                                                       ------------------------------------------------------------
Net increase ......................................    23,727,050    $ 154,255,416       3,097,325    $  18,804,002
                                                       ============================================================
CLASS 2 SHARES:
Shares sold .......................................    13,665,026    $  91,709,861       9,564,512    $  65,272,741
Shares issued on merger (Note 6) ..................        66,980          431,354              --               --
Shares issued on reinvestment of distributions ....        59,774          412,198          52,231          248,619
Shares redeemed ...................................   (10,294,252)     (68,456,421)     (6,579,693)     (46,108,443)
                                                      -------------------------------------------------------------
Net increase ......................................     3,497,528    $  24,096,992       3,037,050    $  19,412,917
                                                      =============================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       ENTITY                                                           AFFILIATION
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Asset Management Ltd. (TAML)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

       ANNUALIZED FEE RATE   DAILY NET ASSETS
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $5,749 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insuance Products Trust (FTVIPT)-Templeton Developing Markets Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT-Templeton Developing Markets Securities Fund include December 31, 1999 capital loss carryovers of $64,368,808 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP), Templeton Developing Markets Fund (See
Note 6). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2006 ..............................  $ 43,807,774
  2007 ..............................    88,451,296
                                       ------------
                                       $132,259,070
                                       ============

At December 31, 1999, the Fund had $1,522,503 deferred capital losses and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $465,549,221 was as follows:

  Unrealized appreciation .............  $  54,726,429
  Unrealized depreciation .............    (50,364,195)
                                         -------------
  Net unrealized appreciation .........  $   4,362,234
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $228,427,678 and $267,654,610, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Developing Markets Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Developing Markets Fund survived the reorganization, therefore, the financial statements of FTVIPT - Templeton Developing Markets Securities Fund reflect the financial statements of TVP - Templeton Developing Markets Fund. Immediately preceding the merger, FTVIPT - Templeton Developing Markets Securities Fund completed a split of its shares in the ratio of one new Class 1 share for each 1.3959 existing Class 1 share and one new Class 2 share for each 1.3996 existing Class 2 share. As a result, the FTVIPT - Templeton Developing Markets Securities Fund net asset value per share was $6.46 for Class 1 and $6.44 for Class 2 on May 1, 2000. TVP
- Templeton Developing Markets Fund's shareholders contributed net assets having an aggregate value of $308,060,631 (including $7,715,560 of unrealized appreciation) in exchange for 23,685,284 Class 1 shares and 66,980 Class 2 shares (post-split) of the FTVIPT - Templeton Developing Markets Securities Fund. Immediately prior to the merger, FTVIPT - Templeton Developing Markets Securities Fund had net assets of $153,438,671 (including unrealized appreciation of $14,920,668). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Developing Markets Securities Fund were $461,499,302.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                 CLASS 1                      CLASS 2
                      ----------------------------------------------------------
                       FOREIGN TAX      FOREIGN      FOREIGN TAX      FOREIGN
                           PAID      SOURCE INCOME       PAID      SOURCE INCOME
COUNTRY                 PER SHARE      PER SHARE      PER SHARE      PER SHARE
--------------------------------------------------------------------------------
Argentina ...........     0.0000         0.0067         0.0000         0.0056
Austria .............     0.0002         0.0005         0.0002         0.0005
Brazil ..............     0.0065         0.0188         0.0065         0.0155
Chile ...............     0.0009         0.0015         0.0009         0.0013
China ...............     0.0000         0.0022         0.0000         0.0018
Colombia ............     0.0000         0.0020         0.0000         0.0017
Ghana ...............     0.0001         0.0003         0.0001         0.0003
Hong Kong ...........     0.0000         0.0100         0.0000         0.0084
Hungary .............     0.0007         0.0020         0.0007         0.0017
India ...............     0.0002         0.0019         0.0002         0.0016
Indonesia ...........     0.0007         0.0021         0.0007         0.0018
Israel ..............     0.0012         0.0020         0.0012         0.0017
Malaysia ............     0.0015         0.0024         0.0015         0.0020
Mexico ..............     0.0013         0.0130         0.0013         0.0109
Panama ..............     0.0004         0.0011         0.0004         0.0009
Peru ................     0.0000         0.0010         0.0000         0.0009
Philippines .........     0.0005         0.0010         0.0005         0.0008
Poland ..............     0.0003         0.0010         0.0003         0.0008
Singapore ...........     0.0056         0.0108         0.0056         0.0091
South Africa ........     0.0000         0.0145         0.0000         0.0122
South Korea .........     0.0010         0.0025         0.0010         0.0021
Sri Lanka ...........     0.0001         0.0003         0.0001         0.0003
Thailand ............     0.0002         0.0007         0.0002         0.0006
Turkey ..............     0.0000         0.0097         0.0000         0.0081
Venezuela ...........     0.0000         0.0050         0.0000         0.0042
                         ----------------------------------------------------
TOTAL ...............    $0.0214        $0.1130        $0.0214        $0.0948
                         ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
FUND GOAL AND PRIMARY INVESTMENTS: TEMPLETON GROWTH SECURITIES FUND (FORMERLY TEMPLETON GLOBAL GROWTH FUND) SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES OF ANY NATION, INCLUDING THOSE IN THE U.S. AND EMERGING MARKETS.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency.

In the U.S., the economy continued to post solid gross domestic product (GDP) gains during the six months under review, but began to show signs of modest deceleration. During this period, the Federal Reserve Board raised the federal funds target rate three separate times to 6.5%, up from 5.5%. While by no means necessarily signaling a major slowdown, some core economic indicators, such as housing starts and unemployment claims, finally registered signs of slowing.

As the U.S. stock market advanced during the past decade, domestic household net worth increased, consumer consumption rose, annual savings rates dropped and many investors borrowed money to purchase stocks (margin debt). During the reporting period, margin debt reached its highest point ever as a percentage of total stock market capitalization. As a percentage of GDP, margin debt exceeded 2.4% at the end of the period after hovering at less than 1% for several decades.

As margin debt has grown, so has the Nasdaq Composite Index. More than half of the index's stocks are in the telecommunications and technology sectors that have attracted margin buying. This focus on technology and telecom stocks during the past several years is due partly to these sectors' earnings growth, which has far exceeded non-technology companies' earnings growth. Despite the difference in earnings growth, global technology and telecom companies' share of world net income was not substantially different from the early 1980s. However, these stocks comprise over a third of world stock market capitalization, up from about 15% in the early 1980s, indicating that


GEOGRAPHIC DISTRIBUTION
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/00


[This chart in pie format shows the geographic distribution of Templeton Growth Securities Fund, as a percentage of total net assets as of 6/30/00.]

North America                                        34.5%
Europe                                               32.8%
Asia                                                 14.6%
Latin America                                         4.5%
Australia/New Zealand                                 4.0%
Short-Term Investments & Other Net Assets             9.6%

   TOP 10 HOLDINGS
   Templeton Growth Securities Fund
   6/30/00

   Company                      % of Total
   Sector, Country              Net Assets
   ---------------------------------------
   H.J. Heinz Co.                   2.1%
   Food & Household
   Products, U.S.

   Cheung Kong
   Holdings Ltd.                    1.8%
   Multi-Industry,
   Hong Kong

   Australia & New Zealand
   Banking Group Ltd.               1.7%
   Banking, Australia

   HSBC Holdings PLC                1.6%
   Banking, Hong Kong

   Kroger Co.                       1.5%
   Merchandising, U.S.

   Abbott Laboratories              1.5%
   Health & Personal Care,
   U.S.

   Aventis SA                       1.5%
   Health & Personal Care,
   France

   Fuji Photo Film Co. Ltd.         1.4%
   Electrical & Electronics,
   Japan

   Ford Motor Co.                   1.3%
   Automobiles, U.S.

   Albertson's Inc.                 1.3%
   Merchandising, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

while such companies' stock prices have soared, their share of world net income has not experienced the same climb. At Templeton, we have a history of avoiding what we believe are the most speculative parts of the markets. During the reporting period, we continued to consider telecommunications and technology speculative. While we sold most of the Fund's holdings in these sectors too early, we did so in an attempt to avoid the downside risks.

During the reporting period, the most substantial change to the Fund was an increase in U.S. exposure. Although this move may appear unusual given historically high domestic stock market valuations, we believe most risks in the U.S. are narrowly focused and that those indexes that appear highly priced actually mask many undervalued securities. Many investors and financial leaders were concerned about the state of U.S. financial markets partly due to the combination of many stocks' historically high valuations, the market's size relative to the overall economy, relatively large margin debt and the rapid turnover of investments. However, despite these risks, we are comfortable with the Fund's holdings and with increasing its U.S. exposure.

At the period's end, we believe Templeton Growth Securities Fund's holdings are substantially less expensive than overall market averages. Generally speaking, we feel that indexes were expensive because parts of the market were priced excessively. However, behind the overall market advances, most stocks have been declining in value. For example, since 1998 more stocks on the New York Stock Exchange have actually been falling in value rather than increasing, even while indexes have hit all-time highs. Because of the two-tier nature of valuations, we were able to identify several securities that had what we believed were low prices.

Despite a price-to-earnings ratio for the Standard & Poor's 500(R) Composite Index of 29 times at period-end, the average stock's decline has left the median price-to-earnings ratio for U.S. stocks at about 13 times. We increased our U.S. holdings in an attempt to take advantage of such investment opportunities. Additions to the Fund's portfolio include H.J. Heinz, BankAmerica, Albertson's and K-Mart. We added each of these stocks after they suffered substantial price declines and traded at what we believed were exceptional valuations.

Overseas, we perceived a similar divergence in values. The Hong Kong Stock Market, for example, had a price-to-earnings ratio in the high 20s early in the period, but when technology and new economy stocks are removed from the index, the ratio falls to about 13 -- in our opinion, a reasonable number, and one not much higher than where the market was during 1998's Asian financial crisis. The same holds true for South Korea, with the index there, minus technology and telecommunications stocks, falling below 10 times earnings, also to a level similar to that during the Asian financial crisis. The Fund's Asian exposure declined from 20% of total net assets at the beginning of the period to less than 15% by the end. Many of our Asian positions performed well and we attempted to take advantage of dramatic price increases by reducing our holdings.

In Latin America, the Fund's holdings fell from 7.9% of total net assets at the beginning of the period to 4.5%. Latin American markets were hard hit during the period, due in large part to rising U.S. interest rates and local election concerns.

The Fund's exposure to Europe decreased during the six months under review, as we sold several positions. Our total holdings in Europe declined from 37.6% at the beginning of the period to 32.8% by the end. However, we found a large number of companies we believe are inexpensive based on cash flow. During the latest economic cycle, free cash flow as a percentage of sales in Europe was twice as high as during the previous cycle. This contributed to a substantial increase in mergers and acquisitions. In fact, most of the recent global merger activity involved European companies purchasing American assets. Looking forward, we believe this trend will continue, and that it should benefit many of the Fund's holdings.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

TEMPLETON GROWTH SECURITIES FUND - CLASS 1

-------------------------------------------------------------------------------
Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
-------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 6/30/00

TEMPLETON GROWTH SECURITIES FUND - CLASS 1 DELIVERED A -1.96% CUMULATIVE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 TEMPLETON GROWTH SECURITIES FUND - CLASS 1
 PERIODS ENDED 6/30/00
                                                               SINCE
                                                            INCEPTION
                                    1-YEAR       5-YEAR     (3/15/94)
 --------------------------------------------------------------------
 Average Annual Total Return         +5.97%      +13.37%     +12.25%
 Cumulative Total Return             +5.97%      +87.26%    +106.98%
 Value of $10,000 Investment        $10,597      $18,726     $20,698

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.



-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                                  CLASS 1
                                               ------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000   -----------------------------------------------------------------
                                                   (UNAUDITED)        1999          1998         1997         1996         1995
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $15.63              $14.77      $15.34       $13.80       $11.75       $10.48
                                               ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................        .20                 .28         .35          .33          .25          .16
 Net realized and unrealized gains (losses) ...       (.55)               2.66         .98         1.53         2.22         1.17
                                               ------------------------------------------------------------------------------------
Total from investment operations ..............       (.35)               2.94        1.33         1.86         2.47         1.33
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.27)               (.36)       (.41)        (.24)        (.21)        (.06)
 Net realized gains ...........................      (1.75)              (1.72)      (1.49)        (.08)        (.21)          --
                                               ------------------------------------------------------------------------------------
Total distributions ...........................      (2.02)              (2.08)      (1.90)        (.32)        (.42)        (.06)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ................     $13.26              $15.63      $14.77       $15.34       $13.80       $11.75
                                               ====================================================================================
Total return(b) ...............................     (1.96%)             21.04%       8.98%       13.50%       21.28%       12.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............. $1,243,828            $708,310    $747,080     $758,445     $579,877     $338,755
Ratios to average net assets:
 Expenses .....................................       .88%(a)             .88%        .88%         .88%         .93%         .97%
 Net investment income ........................      2.87%(a)            1.87%       2.27%        2.49%        2.20%        2.46%
Portfolio turnover rate .......................     64.71%              46.54%      32.30%       24.81%       12.32%       30.92%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for period less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                        CLASS 2
                                                        ---------------------------------------
                                                         SIX MONTHS ENDED
                                                          JUNE 30, 2000         YEAR ENDED
                                                           (UNAUDITED)      DECEMBER 31, 1999(C)
                                                        ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $15.60             $15.34
                                                        ---------------------------------------
Income from investment operations:
 Net investment income(d) ...........................            .20                .17
 Net realized and unrealized gains (losses) .........           (.58)              2.17
                                                        ---------------------------------------
Total from investment operations ....................           (.38)              2.34
                                                        ---------------------------------------
Less distributions from:
 Net investment income ..............................           (.25)              (.36)
 Net realized gains .................................          (1.75)             (1.72)
                                                        ---------------------------------------
Total distributions .................................          (2.00)             (2.08)
                                                        ---------------------------------------
Net asset value, end of period ......................         $13.22             $15.60
                                                        =======================================
Total return(b) .....................................         (2.08%)            16.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $72,156             $4,483
Ratios to average net assets:
 Expenses ...........................................          1.13%(a)           1.14%(a)
 Net investment income ..............................          3.08%(a)           1.17%(a)
Portfolio turnover rate .............................         64.71%             46.54%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.1%
    AEROSPACE & MILITARY TECHNOLOGY 4.5%
    BAE Systems PLC ......................................    United Kingdom     2,090,590     $  12,944,144
    Boeing Co. ...........................................     United States       182,500         7,630,781
    Lockheed Martin Corp. ................................     United States       612,500        15,197,656
    Raytheon Co., A ......................................     United States       483,374         9,395,582
    Rolls-Royce PLC ......................................    United Kingdom     3,988,521        14,174,203
                                                                                               -------------
                                                                                                  59,342,366
                                                                                               -------------
    APPLIANCES & HOUSEHOLD DURABLES
    Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000           608,658
                                                                                               -------------
    AUTOMOBILES 4.5%
    Bayerische Motorenwerke AG ...........................        Germany          203,600         6,225,643
    Ford Motor Co. .......................................     United States       407,000        17,501,000
    General Motors Corp. .................................     United States       140,000         8,128,750
    Regie Nationale des Usines Renault SA ................        France           165,000         7,528,469
(a) Visteon Corp. ........................................     United States        53,290           646,138
    Volkswagen AG ........................................        Germany          165,400         6,389,345
    Volvo AB, B ..........................................        Sweden           571,100        12,469,006
                                                                                               -------------
                                                                                                  58,888,351
                                                                                               -------------
    BANKING 8.1%
    Australia & New Zealand Banking Group Ltd. ...........       Australia       2,844,184        21,874,923
    Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960         6,268,733
    Banco Popular Espanol SA .............................         Spain           140,000         4,347,993
    Bank Austria AG ......................................        Austria          109,065         5,333,860
    Bank of America Corp. ................................     United States       395,000        16,985,000
    Deutsche Bank AG .....................................        Germany          150,700        12,646,932
    Foreningssparbanken AB, A ............................        Sweden           200,000         2,941,512
    HSBC Holdings PLC ....................................       Hong Kong       1,800,801        20,559,990
    National Australia Bank Ltd. .........................       Australia         465,000         7,788,714
    U.S. Bancorp. ........................................     United States       425,000         8,181,250
                                                                                               -------------
                                                                                                 106,928,907
                                                                                               -------------
    BROADCASTING & PUBLISHING .4%
    Wolters Kluwer NV ....................................      Netherlands        215,100         5,752,550
                                                                                               -------------
    BUILDING MATERIALS & COMPONENTS .6%
    Caradon PLC ..........................................    United Kingdom     2,805,290         6,412,625
    Owens Corning ........................................     United States       200,000         1,850,000
                                                                                               -------------
                                                                                                   8,262,625
                                                                                               -------------
    BUSINESS & PUBLIC SERVICES .6%
(a) Gartner Group Inc., B ................................     United States       224,400         2,215,950
(a) Humana Inc. ..........................................     United States       250,000         1,218,750
    Waste Management Inc. ................................     United States       250,000         4,750,000
                                                                                               -------------
                                                                                                   8,184,700
                                                                                               -------------
    CHEMICALS 4.3%
    Akzo Nobel NV ........................................      Netherlands        355,200        15,151,260
    BASF AG ..............................................        Germany          253,200        10,314,980
    DSM NV, Br. ..........................................      Netherlands        300,000         9,662,206
    Eastman Chemical Co. .................................     United States       125,000         5,968,750
    Kemira OY ............................................        Finland          447,900         2,189,611
    Lyondell Chemical Co. ................................     United States       770,500        12,905,875
                                                                                               -------------
                                                                                                  56,192,682
                                                                                               -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                         COUNTRY          SHARES            VALUE
------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    DATA PROCESSING & REPRODUCTION .9%
    Compaq Computer Corp. .......................     United States       400,000      $  10,225,000
    Fujitsu Ltd. ................................         Japan            30,000          1,040,594
                                                                                       -------------
                                                                                          11,265,594
                                                                                       -------------
    ELECTRICAL & ELECTRONICS 5.0%
    ABB Ltd. ....................................      Switzerland         25,975          3,026,616
    Alcatel SA ..................................        France           187,175         12,325,948
    Fuji Photo Film Co. Ltd. ....................         Japan           450,000         18,458,485
    Hitachi Ltd. ................................         Japan         1,003,500         14,511,176
(a) Hyundai Electronics Industries Co. ..........      South Korea        100,000          1,973,050
    Koninklijke Philips Electronics NV ..........      Netherlands        124,928          5,915,650
    Marconi PLC .................................    United Kingdom       237,900          3,091,832
    Motorola Inc. ...............................     United States        30,300            880,594
    Sony Corp. ..................................         Japan            57,900          5,417,608
                                                                                       -------------
                                                                                          65,600,959
                                                                                       -------------
    ELECTRONIC COMPONENTS & INSTRUMENTS .1%
(a) Agilent Technologies Inc. ...................     United States         3,814            281,283
    Hewlett-Packard Co. .........................     United States        10,000          1,248,750
                                                                                       -------------
                                                                                           1,530,033
                                                                                       -------------
    ENERGY EQUIPMENT & SERVICES .4%
    TransCanada PipeLines Ltd. ..................        Canada           623,900          4,758,095
                                                                                       -------------
    ENERGY SOURCES 6.6%
    Amerada Hess Corp. ..........................     United States        87,928          5,429,554
    Burlington Resources Inc. ...................     United States       193,400          7,397,550
    Eni SpA .....................................         Italy         2,469,050         14,294,948
    Norsk Hydro ASA .............................        Norway            47,000          1,979,480
    Occidental Petroleum Corp. ..................     United States       623,100         13,124,044
    Petroleo Brasileiro SA, ADR .................        Brazil           170,000          5,059,200
(a) Ranger Oil Ltd. .............................        Canada           273,050          1,455,824
(a) Renaissance Energy Ltd. .....................        Canada           254,800          2,467,693
    Repsol SA ...................................         Spain           200,000          3,997,163
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,632,853         13,830,196
    Societe Elf Aquitaine SA, Br. ...............        France            37,072          7,622,353
    Texaco Inc. .................................     United States       180,000          9,585,000
    Valero Energy Corp. .........................     United States        28,500            904,875
                                                                                       -------------
                                                                                          87,147,880
                                                                                       -------------
    FINANCIAL SERVICES 3.3%
    AXA SA ......................................        France            20,880          3,302,404
    ING Groep NV ................................      Netherlands        164,034         11,132,249
    Lend Lease Corp. Ltd. .......................       Australia         485,500          6,211,145
    Merrill Lynch & Co. Inc. ....................     United States       125,000         14,375,000
    Nomura Securities Co. Ltd. ..................         Japan           340,000          8,338,925
                                                                                       -------------
                                                                                          43,359,723
                                                                                       -------------
    FOOD & HOUSEHOLD PRODUCTS 5.3%
    Archer-Daniels-Midland Co. ..................     United States       912,196          8,950,923
    H.J. Heinz Co. ..............................     United States       630,000         27,562,500
    Nabisco Group Holdings Corp. ................     United States       443,900         11,513,656
    Newell Rubbermaid Inc. ......................     United States        75,000          1,931,250
    Northern Foods PLC ..........................    United Kingdom     2,208,797          4,004,170
    PanAmerican Beverages Inc., A ...............        Mexico           150,000          2,240,625
    Sara Lee Corp. ..............................     United States       400,000          7,725,000
    Tate & Lyle PLC .............................    United Kingdom       450,000          2,285,526
    Unilever NV .................................      Netherlands        545,900          3,307,696
                                                                                       -------------
                                                                                          69,521,346
                                                                                       -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                 COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FOREST PRODUCTS & PAPER 2.9%
    Assidoman AB ........................        Sweden           192,100      $  2,748,666
    Assidoman AB, 144A ..................        Sweden            57,630           824,600
    Bowater Inc. ........................     United States       225,000         9,928,125
    Carter Holt Harvey Ltd. .............      New Zealand      1,155,252         1,006,094
    Georgia-Pacific Timber Co. ..........     United States       222,200         4,805,075
    International Paper Co. .............     United States       200,000         5,962,500
    Metsa Serla OY, B ...................        Finland          270,000         2,005,770
    Stora Enso OYJ, R ...................        Finland          132,700         1,214,759
    UPM-Kymmene Corp. ...................        Finland          400,000         9,968,943
                                                                               ------------
                                                                                 38,464,532
                                                                               ------------
    HEALTH & PERSONAL CARE 4.4%
    Abbott Laboratories .................     United States       445,370        19,846,801
    Aventis SA ..........................        France           260,002        19,053,289
(a) CellTech Group PLC ..................    United Kingdom       796,142        15,330,588
    Pharmacia Corp. .....................     United States        69,000         3,566,438
                                                                               ------------
                                                                                 57,797,116
                                                                               ------------
    INDUSTRIAL COMPONENTS 1.2%
    Goodyear Tire & Rubber Co. ..........     United States       269,000         5,380,000
    Michelin SA, B ......................        France           120,000         3,866,033
    Sandvik AB ..........................        Sweden           200,000         4,218,447
    Yamato Kogyo Co. Ltd. ...............         Japan           539,000         2,496,196
                                                                               ------------
                                                                                 15,960,676
                                                                               ------------
    INSURANCE 5.4%
    Ace Ltd. ............................        Bermuda          302,000         8,456,000
    Aetna Inc. ..........................     United States       110,000         7,060,625
    Allstate Corp. ......................     United States       457,700        10,183,825
    Partnerre Ltd. ......................        Bermuda          214,500         7,601,344
    Scor ................................        France             8,542           373,453
    Torchmark Corp. .....................     United States       273,400         6,749,563
    Unumprovident Corp. .................     United States        81,100         1,627,069
    XL Capital Ltd., A ..................        Bermuda          127,100         6,879,288
    Zurich Allied AG ....................      Switzerland         11,500         5,700,141
    Zurich Allied PLC ...................    United Kingdom     1,386,000        16,302,920
                                                                               ------------
                                                                                 70,934,228
                                                                               ------------
    LEISURE & TOURISM .3%
    Galileo International Inc. ..........     United States       160,000         3,340,000
                                                                               ------------
    Machinery & Engineering .9%
    CNH Global NV .......................      Netherlands        106,800           987,900
    Invensys PLC ........................    United Kingdom     1,769,383         6,629,461
    METSO OYJ ...........................        Finland          392,800         4,744,143
                                                                               ------------
                                                                                 12,361,504
                                                                               ------------
    MERCHANDISING 6.4%
    Albertson's Inc. ....................     United States       512,800        17,050,600
    J.C. Penney Co. Inc. ................     United States       180,000         3,318,750
(a) Kmart Corp. .........................     United States     1,100,000         7,493,750
(a) Kroger Co. ..........................     United States       910,000        20,076,875
    Marks & Spencer PLC .................    United Kingdom     3,261,000        11,428,335
    Safeway PLC .........................    United Kingdom     3,223,718        12,542,131
    Sears, Roebuck & Co. ................     United States       255,900         8,348,738
    W.H. Smith PLC ......................    United Kingdom       673,850         4,014,109
                                                                               ------------
                                                                                 84,273,288
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                      COUNTRY           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    METALS & MINING 3.3%
    AK Steel Holding Corp. ...................................     United States         695,400      $  5,563,200
    Barrick Gold Corp. .......................................        Canada             668,800        12,120,948
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000         4,049,045
    Corus Group PLC ..........................................    United Kingdom       2,000,000         2,914,150
    Industrias Penoles SA ....................................        Mexico           1,875,300         3,029,133
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          127,102        11,053,066
    USX-U. S. Steel Group ....................................     United States         250,000         4,640,625
                                                                                                      ------------
                                                                                                        43,370,167
                                                                                                      ------------
    MULTI-INDUSTRY 4.4%
    Amoy Properties Ltd. .....................................       Hong Kong         2,935,500         1,977,009
    Beijing Datang Power Generation Co. Ltd., H ..............         China           6,860,000         1,540,031
    Broken Hill Proprietary Co. Ltd. .........................       Australia           231,654         2,746,924
    Cheung Kong Holdings Ltd. ................................       Hong Kong         2,114,500        23,395,585
    Cheung Kong Infrastructure Holdings Ltd. .................       Hong Kong         1,768,000         2,903,083
    DESC SA de CV DESC, B ....................................        Mexico           5,237,300         3,351,957
    DESC SA de CV DESC, C ....................................        Mexico           2,671,800         1,682,853
    Hutchison Whampoa Ltd. ...................................       Hong Kong           207,570         2,609,503
    Pacific Dunlop Ltd. ......................................       Australia         1,979,000         1,770,402
    Swire Pacific Ltd., A ....................................       Hong Kong         2,463,800        14,412,438
    Swire Pacific Ltd., B ....................................       Hong Kong         1,304,000         1,062,230
                                                                                                      ------------
                                                                                                        57,452,015
                                                                                                      ------------
    REAL ESTATE 1.4%
    China Resources Beijing Land Ltd. ........................         China           4,652,000           620,641
    General Growth Properties Inc. ...........................     United States         164,500         5,222,875
    Hang Lung Development Co. Ltd. ...........................       Hong Kong         3,624,000         2,812,618
    Highwoods Properties Inc. ................................     United States         107,900         2,589,600
    National Health Investors Inc. ...........................     United States         311,100         3,422,100
    New World Development Co. Ltd. ...........................       Hong Kong            13,457            15,019
    Rouse Co. ................................................     United States         180,000         4,455,000
                                                                                                      ------------
                                                                                                        19,137,853
                                                                                                      ------------
    RECREATION & OTHER CONSUMER GOODS .4%
    Eastman Kodak Co. ........................................     United States          89,600         5,331,200
                                                                                                      ------------
    TELECOMMUNICATIONS 3.3%
    Cable & Wireless HKT Ltd. ................................       Hong Kong           209,746           461,450
(a) General Motors Corp., H ..................................     United States          18,000           526,500
    Nippon Telegraph & Telephone Corp. .......................         Japan                 848        11,300,789
    SK Telecom Co. Ltd., ADR .................................      South Korea          100,000         3,631,250
    Smartone Telecommunications Holdings Ltd. ................       Hong Kong           310,000           685,990
    Telecom Corp. of New Zealand Ltd. ........................      New Zealand        2,362,716         8,286,251
    Telecomunicacoes de Sao Paulo SA .........................        Brazil         276,690,000         3,021,504
    Telefonica de Argentina SA, ADR ..........................       Argentina            67,000         2,127,250
    Telefonos de Mexico SA (Telmex), ADR .....................        Mexico             229,855        13,130,467
                                                                                                      ------------
                                                                                                        43,171,451
                                                                                                      ------------
    TEXTILES & APPAREL .3%
    Adidas-Salomon AG ........................................        Germany             80,000         4,417,009
                                                                                                      ------------
    TRANSPORTATION 1.9%
    Airborne Freight Corp. ...................................     United States         272,000         5,151,000
    British Airways PLC ......................................    United Kingdom       1,745,832        10,036,479
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200         2,507,450
    Singapore Airlines Ltd. ..................................       Singapore           703,100         6,953,736
                                                                                                      ------------
                                                                                                        24,648,665
                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                   COUNTRY          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 8.0%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR .......................        Brazil           514,400      $    5,144,000
CLP Holdings Ltd. .........................................................       Hong Kong       2,043,000           9,513,540
E.On AG ...................................................................        Germany          258,000          12,488,977
Endesa SA .................................................................         Spain           200,000           3,889,805
Entergy Corp. .............................................................     United States        97,900           2,661,656
Evn AG ....................................................................        Austria           83,370           3,116,665
Hong Kong Electric Holdings Ltd. ..........................................       Hong Kong       2,944,000           9,479,353
Iberdrola SA, Br. .........................................................         Spain           981,200          12,697,174
Korea Electric Power Corp. ................................................      South Korea        458,200          14,218,264
National Grid Group PLC ...................................................    United Kingdom       275,100           2,157,255
National Power PLC ........................................................    United Kingdom     1,802,600          11,474,837
Potomac Electric Power Co. ................................................     United States       100,000           2,500,000
Powergen PLC ..............................................................    United Kingdom       600,000           5,054,725
Thames Water Group PLC ....................................................    United Kingdom       530,800           6,826,144
Transportadora de Gas del Sur SA, B, ADR ..................................       Argentina         386,900           3,482,100
                                                                                                                 --------------
                                                                                                                    104,704,495
                                                                                                                 --------------
TOTAL COMMON STOCKS (COST $1,115,126,998)..................................                                       1,172,708,668
                                                                                                                 --------------
PREFERRED STOCKS 1.3%
Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ................        Brazil           158,760           1,686,825
Embotelladora Andina SA, B, ADR, pfd. .....................................         Chile           302,900           2,896,481
News Corp. Ltd., pfd. .....................................................       Australia         185,422           2,244,911
Petroleo Brasileiro SA, pfd. ..............................................        Brazil           157,470           4,757,270
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................        Brazil           205,300           3,798,050
Volkswagen AG, pfd. .......................................................        Germany           60,000           1,432,077
                                                                                                                 --------------
TOTAL PREFERRED STOCKS (COST $18,882,057)..................................                                          16,815,614
                                                                                                                 --------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,134,009,055).......                                       1,189,524,282
                                                                                                                 --------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                             PRINCIPAL
                                                                            COUNTRY           AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENTS 9.4%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States     $40,000,000      $   40,000,000
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $43,794,345)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      43,771,000          43,771,000
    HSBC Securities Inc., 6.80%, 7/03/00 (Maturity Value $40,022,667)
     Collaterized by U.S. Treasury Notes and Bonds ..................    United States      40,000,000          40,000,000
                                                                                                            --------------
    TOTAL REPURCHASE AGREEMENTS (COST $123,771,000)..................                                          123,771,000
                                                                                                            --------------
    TOTAL INVESTMENTS (COST $1,257,780,055) 99.8%....................                                        1,313,295,282
    OTHER ASSETS, LESS LIABILITIES .2% ..............................                                            2,688,014
                                                                                                            --------------
    TOTAL NET ASSETS 100.0% .........................................                                       $1,315,983,296
                                                                                                            ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................    $1,257,780,055
                                                           ==============
  Value ...............................................     1,313,295,282
 Receivables:
   Investment securities sold .........................         4,786,463
   Capital shares sold ................................         3,533,236
   Dividends and interest .............................         5,960,655
                                                           --------------
    Total assets ......................................     1,327,575,636
                                                           --------------
Liabilities:
 Payables:
   Investment securities purchased ....................         4,655,301
   Capital shares redeemed ............................         5,668,779
   Affiliates .........................................           897,842
 Funds advanced by custodian ..........................           130,936
 Other liabilities ....................................           239,482
                                                           --------------
    Total liabilities .................................        11,592,340
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   12,535,658
 Net unrealized appreciation ..........................        55,515,227
 Accumulated net realized gain ........................       149,380,456
 Capital shares .......................................     1,098,551,955
                                                           --------------
       Net assets, at value ...........................    $1,315,983,296
                                                           ==============
CLASS 1:
 Net assets, at value .................................    $1,243,827,684
                                                           ==============
 Shares outstanding ...................................        93,801,883
                                                           ==============
 Net asset value and offering price per share .........    $        13.26
                                                           ==============
CLASS 2:
 Net assets, at value .................................    $   72,155,612
                                                           ==============
 Shares outstanding ...................................         5,459,676
                                                           ==============
 Net asset value and offering price per share .........    $        13.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment income:
 (net of foreign taxes of $1,390,890)
 Dividends .................................................    $   14,731,773
 Interest ..................................................         1,669,919
                                                                --------------
    Total investment income ................................        16,401,692
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         3,568,968
 Distribution fees - Class 2 (Note 3) ......................            34,064
 Custodian fees ............................................           176,100
 Reports to shareholders ...................................            34,000
 Professional fees (Note 3) ................................            38,200
 Trustees' fees and expenses ...............................             2,900
 Other .....................................................             8,351
                                                                --------------
    Total expenses .........................................         3,862,583
                                                                --------------
     Net investment income .................................        12,539,109
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ..............................................       149,442,355
  Foreign currency transactions ............................           105,598
                                                                --------------
    Net realized gain ......................................       149,547,953
 Net unrealized depreciation on investments ................      (160,733,474)
                                                                --------------
Net realized and unrealized loss ...........................       (11,185,521)
                                                                --------------
Net increase in net assets resulting from operations .......    $    1,353,588
                                                                ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1999

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                             JUNE 30, 2000   DECEMBER 31, 1999
                                                                           -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   12,539,109     $  13,240,797
  Net realized gain from investments and foreign currency transactions         149,547,953        72,994,064
  Net unrealized appreciation (depreciation) on investments ...........       (160,733,474)       47,953,928
                                                                           -----------------------------------
     Net increase in net assets resulting from operations .............          1,353,588       134,188,789
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (11,099,754)      (15,661,321)
    Class 2 ...........................................................           (152,094)          (19,742)
  Net realized gains:
    Class 1 ...........................................................        (73,119,422)      (75,768,827)
    Class 2 ...........................................................         (1,029,478)          (95,513)
                                                                           -----------------------------------
 Total distributions to shareholders ..................................        (85,400,748)      (91,545,403)
 Capital share transactions (Note 2):
    Class 1 ...........................................................        620,018,983       (80,925,896)
    Class 2 ...........................................................         67,218,023         3,995,606
                                                                           -----------------------------------
 Total capital share transactions .....................................        687,237,006       (76,930,290)
     Net increase (decrease) in net assets ............................        603,189,846       (34,286,904)
Net assets:
 Beginning of period ..................................................        712,793,450       747,080,354
                                                                           -----------------------------------
 End of period ........................................................     $1,315,983,296     $ 712,793,450
                                                                           ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   12,535,658     $  11,248,397
                                                                           ===================================

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of issuers in foreign countries with emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                               JUNE 30, 2000                    DECEMBER 31, 1999(A)
                                                     --------------------------------------------------------------------
                                                          SHARES            AMOUNT           SHARES            AMOUNT
CLASS 1 SHARES:                                      --------------------------------------------------------------------
Shares sold ........................................      6,155,205    $   82,942,043        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued in reinvestment of distributions .....      6,513,470        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (12,780,815)     (175,440,833)     (15,136,586)     (225,779,930)
                                                     --------------------------------------------------------------------
Net increase (decrease) ............................     48,480,208    $  620,018,983       (5,262,723)   $  (80,925,896)
                                                     ====================================================================
CLASS 2 SHARES:
Shares sold ........................................      5,301,315    $   73,217,208        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued in reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................     (4,528,932)      (62,715,757)      (2,948,742)      (42,993,192)
                                                     --------------------------------------------------------------------
Net increase .......................................      5,172,359    $   67,218,023          287,317    $    3,995,606
                                                     ====================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       ENTITY                                                          AFFILIATION
       --------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

       ANNUALIZED FEE RATE   DAILY NET ASSETS
       ------------------------------------------------------------------
              1.00%          First $100 million
               .90%          Over $100 million, up to and including $250 million
               .80%          Over $250 million, up to and including $500 million
               .75%          Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $616 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,259,349,622 was as follows:

       Unrealized appreciation .............  $  181,924,154
       Unrealized depreciation .............    (127,978,494)
                                              --------------
       Net unrealized appreciation .........  $   53,945,660
                                              ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $912,419,966 and $512,178,868, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on April 26, 2000.

                                          CLASS 1                      CLASS 2
                               ---------------------------------------------------------
                                FOREIGN TAX      FOREIGN      FOREIGN TAX      FOREIGN
                                    PAID      SOURCE INCOME       PAID      SOURCE INCOME
COUNTRY                          PER SHARE      PER SHARE      PER SHARE      PER SHARE
-----------------------------------------------------------------------------------------
Argentina ....................     0.0000         0.0177         0.0000         0.0175
Australia ....................     0.0011         0.0226         0.0011         0.0224
Austria ......................     0.0011         0.0068         0.0011         0.0067
Belgium ......................     0.0011         0.0060         0.0011         0.0059
Bermuda ......................     0.0000         0.0035         0.0000         0.0034
Brazil .......................     0.0026         0.0167         0.0026         0.0166
Canada .......................     0.0004         0.0022         0.0004         0.0021
China ........................     0.0000         0.0042         0.0000         0.0041
Ecuador ......................     0.0000         0.0003         0.0000         0.0003
Finland ......................     0.0030         0.0165         0.0030         0.0163
France .......................     0.0017         0.0115         0.0017         0.0114
Germany ......................     0.0003         0.0024         0.0003         0.0024
Hong Kong ....................     0.0000         0.0410         0.0000         0.0406
Hungary ......................     0.0005         0.0019         0.0005         0.0019
India ........................     0.0000         0.0059         0.0000         0.0058
Italy ........................     0.0004         0.0024         0.0004         0.0023
Japan ........................     0.0017         0.0094         0.0017         0.0093
Mexico .......................     0.0003         0.0044         0.0003         0.0043
Netherlands ..................     0.0020         0.0108         0.0020         0.0107
New Zealand ..................     0.0002         0.0008         0.0002         0.0008
Norway .......................     0.0004         0.0022         0.0004         0.0022
Philippines ..................     0.0002         0.0008         0.0002         0.0008
Singapore ....................     0.0011         0.0040         0.0011         0.0040
South Africa .................     0.0000         0.0072         0.0000         0.0071
South Korea ..................     0.0013         0.0065         0.0013         0.0064
Spain ........................     0.0014         0.0074         0.0014         0.0073
Sweden .......................     0.0016         0.0100         0.0016         0.0099
Switzerland ..................     0.0006         0.0033         0.0006         0.0033
Thailand .....................     0.0003         0.0026         0.0003         0.0025
United Kingdom ...............     0.0103         0.0780         0.0103         0.0772
                                  ----------------------------------------------------
TOTAL ........................    $0.0336        $0.3090        $0.0336        $0.3055
                                  ====================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
FUND GOAL AND PRIMARY INVESTMENTS: TEMPLETON INTERNATIONAL SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL FUND) SEEKS LONG-TERM CAPITAL GROWTH. THE
FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES LOCATED OUTSIDE THE U.S., INCLUDING THOSE IN EMERGING MARKETS.
--------------------------------------------------------------------------------
During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. In our view, Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency. The U.K. was the exception to the European recovery, where the strong pound negatively impacted the manufacturing sector, as it made exports more expensive. However, we believe U.K. interest rate hikes are near an end because of its sluggish economy.

It was hard to find evidence of Japan's recovery as economists and strategists argued whether the Japanese economy was actually recovering after a 10-year slumber. Latin American countries, particularly Brazil, made steady gains but seemed to remain closely tied to U.S. interest-rate cycles, making them vulnerable to further interest-rate hikes.

Extreme market volatility characterized the first half of 2000. Statistics indicate that 1998 and 1999 were the worst two years since 1975 for value investors like us.(1) The first quarter of 2000 continued this trend, with high growth stocks significantly outperforming value stocks regardless of valuation. This trend appeared to moderate near the end of the quarter as many investors seemed to assess the varying impacts of accelerating global economic growth, higher commodity prices and global central bank tightening. The resultant market broadening to include more economically sensitive stocks benefited the Fund in the second quarter of 2000.

(1) Source: Morgan Stanley Capital International.



GEOGRAPHIC DISTRIBUTION
Templeton International Securities Fund
Based on Total Net Assets
6/30/00


[This chart in pie format shows the geographic distribution of Templeton International Securities Fund as a percentage of total net assets on 6/30/00.]

Europe                                                            60.1%
Asia                                                              17.8%
Latin America                                                      7.2%
Australia/New Zealand                                              4.4%
North America                                                      3.8%
Mid-East/Africa                                                    1.7%
Short-Term Investments & Other Net Assets                          5.0%

   TOP 10 HOLDINGS
   Templeton International
   Securities Fund
   6/30/00

   COMPANY                       % OF TOTAL
   SECTOR, COUNTRY               NET ASSETS
   ----------------------------------------
   Cheung Kong
   Holdings Ltd.                   2.3%
   Multi-Industry,
   Hong Kong

   Total Fina Elf SA, B            2.1%
   Energy Sources, France

   AXA SA                          2.0%
   Financial Services, France

   Nomura Securities Co. Ltd.      1.9%
   Financial Services, Japan

   Nordic Baltic Holding AB        1.9%
   Banking, Sweden

   Elan Corp., PLC, ADR            1.9%
   Health & Personal Care,
   Irish Republic

   Aventis SA                      1.9%
   Health & Personal Care,
   France

   Nippon Telegraph &
   Telephone Corp.                 1.8%
   Telecommunications,
   Japan

   Koninklijke Philips
   Electronics NV                  1.8%
   Electrical & Electronics,
   Netherlands

   Muenchener
   Rueckversicherungs-             1.7%
   Gesellschaft
   Insurance, Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the period, especially in the first three months, the Fund sought to take advantage of the extreme market conditions to decrease our telecommunications and technology positions. We reduced our holdings in Portugal Telecom, while eliminating our holdings in Nintendo and Telefonica de Argentina. As a result of these changes, our telecommunications weighting declined slightly from 8.9% of total net assets on January 1, 2000, to 8.3% at the end of the period. We reinvested proceeds from the sale of these securities in a number of what we consider to be out-of-favor sectors with solid growth expectations, including pharmaceuticals (Elan Corp. and Merck KGAA), aerospace (BAE Systems), energy (Eni SpA and Repsol), transportation (Stagecoach Holdings) and machinery and engineering (Komatsu).

We also benefited from corporate merger activity during the six months under review, as Alcatel acquired Fund position Newbridge Networks, and three of our Latin American telecommunications holdings -- Telefonica de Argentina, Telefonica del Peru and Telecomunicacoes de Sao Paulo -- were acquired by Spain's Telefonica SA. Our exposure to Latin America will likely decline as Telefonica SA consumes these stocks, and we were recently unable to identify bargains in the region and reinvest the proceeds. We continue to believe that if valuation gaps between growth and value stocks remain at historically high levels, the consequence will be increased merger, acquisition and buyout activity.

Looking forward, we expect global markets to remain volatile due to questions surrounding the direction of interest rates, the U.S. economy's health and the sustainability of growth rates needed to maintain historically high valuations in the technology, media and telecommunications sectors. We see tremendous value opportunities in the U.K. market's utilities, engineering and retail sectors. Furthermore, we do not hedge our currency exposure and stand to benefit from any recovery in the euro. In Japan, ongoing market uncertainty created opportunities to purchase economically sensitive stocks while providing us the ability to reduce our holdings in highly valued, "new economy" stocks.

We are primarily invested in what we view as low price-to-earnings (P/E) multiple stocks and feel well-positioned to take advantage of any declines in the high P/E sectors, as our long-term outlook allows us to purchase growth stocks at low valuations. In our opinion, the historically high valuation levels placed on growth companies represent a potential risk. If the global economic trends turn unfavorable, it would potentially limit corporate earnings growth or lead to higher interest rates. As always, the Templeton research team will scour the world seeking those shares selling at the lowest value in relation to their long-term earnings potential, since such shares can help reduce risk while offering the potential for attractive, long-term returns.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL
SECURITIES FUND
CLASS 1

-------------------------------------------------------------------------------
   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------
PERFORMANCE SUMMARY AS OF 6/30/00

TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 1 DELIVERED A +0.57% CUMULATIVE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Securities Fund - Class 1*
 Periods ended 6/30/00
                                                              SINCE
                                                            INCEPTION
                                   1-YEAR        5-YEAR      (5/1/92)
 ----------------------------------------------------------------------
 Average Annual Total Return        +12.73%     +15.54%       +14.44%
 Cumulative Total Return            +12.73%    +105.87%      +200.80%
 Value of $10,000 Investment        $11,273     $20,587       $30,080


*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights

                                                                                 CLASS 1
                                               -------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000   -------------------------------------------------------------------
                                                  (UNAUDITED)         1999            1998         1997         1996         1995
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $22.25           $20.69        $20.18       $18.40       $15.13       $13.22
                                               -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .25              .33           .60          .49          .43          .23
 Net realized and unrealized gains (losses) ...          (.27)            3.78          1.29         2.01         3.15         1.83
                                               -------------------------------------------------------------------------------------
Total from investment operations ..............          (.02)            4.11          1.89         2.50         3.58         2.06
                                               -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.43)            (.57)         (.49)        (.51)        (.24)        (.10)
 Net realized gains ...........................         (2.49)           (1.98)         (.89)        (.21)        (.07)        (.05)
                                               -------------------------------------------------------------------------------------
Total distributions ...........................         (2.92)           (2.55)        (1.38)        (.72)        (.31)        (.15)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ................        $19.31           $22.25        $20.69       $20.18       $18.40       $15.13
                                               =====================================================================================
Total return(b) ...............................          .57%           23.61%         9.33%       13.95%       24.04%       15.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $1,652,815       $1,056,798      $980,470     $938,410     $682,984     $353,141
Ratios to average net assets:
 Expenses .....................................          .84%(a)          .85%          .86%         .81%         .65%         .71%
 Net investment income ........................         2.57%(a)         1.69%         2.81%        2.70%        3.23%        2.36%
Portfolio turnover rate .......................        21.83%           30.04%        29.56%       16.63%        9.46%        5.19%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)

                                                                                   Class 2
                                                        -------------------------------------------------------------
                                                         Six Months Ended            Year Ended December 31,
                                                           June 30, 2000     ----------------------------------------
                                                            (unaudited)          1999           1998         1997(c)
                                                        -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $22.13              $20.61        $20.14        $18.40
                                                        -------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .22                 .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.26)               3.78          1.25          1.67
                                                        -------------------------------------------------------------
Total from investment operations ....................          (.04)               4.03          1.84          1.74
                                                        -------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)               (.53)         (.48)           --
 Net realized gains .................................         (2.49)              (1.98)         (.89)           --
                                                        -------------------------------------------------------------
Total distributions .................................         (2.87)              (2.51)        (1.37)           --
                                                        -------------------------------------------------------------
Net asset value, end of period ......................        $19.22              $22.13        $20.61        $20.14
                                                        =============================================================
Total return(b) .....................................          .50%              23.23%         9.08%         9.46%
Ratios/supplemental data
Net assets, end of period (000's) ...................      $157,908            $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.09%(a)            1.10%         1.11%         1.13%(a)
 Net investment income ..............................         2.30%(a)            1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        21.83%              30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31,1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                                        COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
    Common Stocks 91.2%
    Aerospace & Military Technology 2.1%
    BAE Systems PLC ............................................    United Kingdom     4,744,725     $ 29,377,546
    Hong Kong Aircraft Engineering Co. Ltd. ....................       Hong Kong         947,080        1,822,406
    Saab AB, B .................................................        Sweden           726,900        6,132,778
                                                                                                     ------------
                                                                                                       37,332,730
                                                                                                     ------------
    Automobiles 2.6%
    Autoliv Inc., SDR ..........................................        Sweden           675,450       16,634,044
    Volkswagen AG ..............................................        Germany          312,000       12,052,452
    Volvo AB, B ................................................        Sweden           843,780       18,422,514
                                                                                                     ------------
                                                                                                       47,109,010
                                                                                                     ------------
    Banking 8.5%
    Australia & New Zealand Banking Group Ltd. .................       Australia       2,938,850       22,603,010
    Banca Nazionale del Lavoro SpA .............................         Italy         5,635,000       19,823,291
    Banco Popular Espanol SA ...................................         Spain           124,800        3,875,925
    Bank Austria AG ............................................        Austria           96,320        4,710,562
    Bank Austria AG, 144A ......................................        Austria          230,146       11,255,367
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal        1,609,890        5,709,705
    Credicorp Ltd. .............................................         Peru            292,160        2,629,440
    Foreningssparbanken AB, A ..................................        Sweden           472,500        6,949,322
    HSBC Holdings PLC ..........................................       Hong Kong         636,400        7,265,865
    HSBC Holdings PLC, ADR .....................................       Hong Kong         180,600       10,463,513
    National Bank of Canada ....................................        Canada           897,620       13,388,272
    Nordic Baltic Holding AB, FDR ..............................        Sweden         4,763,875       34,796,142
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...............        Brazil           358,700       10,312,625
                                                                                                     ------------
                                                                                                      153,783,039
                                                                                                     ------------
    Broadcasting & Publishing 1.5%
    Wolters Kluwer NV ..........................................      Netherlands      1,030,100       27,548,589
                                                                                                     ------------
    Building Materials & Components .6%
    Caradon PLC ................................................    United Kingdom     3,265,240        7,464,027
    Hepworth PLC ...............................................    United Kingdom     1,330,100        3,795,568
                                                                                                     ------------
                                                                                                       11,259,595
                                                                                                     ------------
    Chemicals 4.2%
    Akzo Nobel NV ..............................................      Netherlands        564,580       24,082,483
    BASF AG ....................................................        Germany          474,430       19,327,552
    Clariant AG ................................................      Switzerland         54,500       20,310,559
    Imperial Chemical Industries PLC ...........................    United Kingdom       857,000        6,584,124
    Kemira OY ..................................................        Finland        1,088,632        5,321,904
                                                                                                     ------------
                                                                                                       75,626,622
                                                                                                     ------------
    Construction & Housing .4%
    Fletcher Challenge Building Ltd. ...........................      New Zealand      6,285,000        6,686,579
                                                                                                     ------------
    Electrical & Electronics 8.5%
    ABB Ltd. ...................................................      Switzerland         64,840        7,785,505
    Alcatel SA .................................................        France           245,175       16,145,396
    Alcatel SA, ADR ............................................        France           338,791       22,529,575
    Hitachi Ltd. ...............................................         Japan         1,850,000       26,752,044
(a) Hyundai Electronics Industries Co. .........................      South Korea        875,000       17,264,187
    Koninklijke Philips Electronics NV .........................      Netherlands        694,974       32,908,742
    Nokia Corp., A .............................................        Finland          153,800        7,879,884
    Sony Corp. .................................................         Japan           237,900       22,259,912
                                                                                                     ------------
                                                                                                      153,525,245
                                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Components & Instruments 1.5%
    Williams PLC ........................................    United Kingdom     4,674,600     $ 27,209,589
                                                                                              ------------
    Energy Sources 6.3%
    Eni SpA .............................................         Italy         3,631,060       21,022,586
    PC Holdings SA, ADR .................................       Argentina         316,142        5,789,350
    Repsol SA, Br. ......................................         Spain         1,253,400       25,050,219
    Shell Transport & Trading Co. PLC ...................    United Kingdom     2,882,342       24,413,315
    Total Fina Elf SA, B ................................        France           243,338       37,460,299
                                                                                              ------------
                                                                                               113,735,769
                                                                                              ------------
    Financial Services 6.4%
    AXA SA ..............................................        France           208,400       32,960,776
    AXA SA, 144A ........................................        France            17,366        2,746,626
    ING Groep NV ........................................      Netherlands        386,631       26,238,905
    Nomura Securities Co. Ltd. ..........................         Japan         1,432,425       35,132,015
(a) Royal Bank of Scotland Group PLC ....................    United Kingdom     1,118,729       18,612,451
                                                                                              ------------
                                                                                               115,690,773
                                                                                              ------------
    Food & Household Products 1.5%
    Northern Foods PLC ..................................    United Kingdom     3,278,607        5,943,552
    Panamerican Beverages Inc., A .......................        Mexico           290,000        4,331,875
    Tate & Lyle PLC .....................................    United Kingdom     3,303,500       16,778,301
                                                                                              ------------
                                                                                                27,053,728
                                                                                              ------------
    Forest Products & Paper 1.0%
    Stora Enso OYJ, R ...................................        Finland        1,002,730        9,203,029
    UPM-Kymmene Corporation .............................        Finland          351,000        8,747,747
                                                                                              ------------
                                                                                                17,950,776
                                                                                              ------------
    Health & Personal Care 9.0%
    Aventis SA ..........................................        France           464,880       34,067,018
(a) CellTech Group PLC ..................................    United Kingdom     1,003,271       19,319,084
(a) Elan Corp. PLC, ADR .................................    Irish Republic       718,225       34,789,023
    Internatio-Muller NV ................................      Netherlands        240,308        4,146,260
    Mayne Nickless Ltd., A ..............................       Australia       5,353,320       11,024,453
    Merck KGAA ..........................................        Germany          636,150       19,513,055
    Nycomed Amersham PLC ................................    United Kingdom     1,575,700       15,300,385
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           462,545       25,642,338
                                                                                              ------------
                                                                                               163,801,616
                                                                                              ------------
    Insurance 5.9%
    Ace Ltd. ............................................        Bermuda          853,045       23,885,260
    Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           95,520       30,031,977
    Scor ................................................        France           250,000       10,929,891
    XL Capital Ltd., A ..................................        Bermuda          170,450        9,225,606
    Zurich Allied AG ....................................      Switzerland         44,800       22,205,768
    Zurich Allied PLC ...................................    United Kingdom       920,100       10,822,739
                                                                                              ------------
                                                                                               107,101,241
                                                                                              ------------
    Machinery & Engineering 2.4%
    IHC Caland NV .......................................      Netherlands        187,500        9,166,155
    Invensys PLC ........................................    United Kingdom     3,139,529       11,763,075
    Komatsu Ltd. ........................................         Japan         3,191,000       22,498,804
                                                                                              ------------
                                                                                                43,428,034
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                              COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Merchandising 2.4%
Hudsons Bay Co. ......................................        Canada            360,774     $  3,822,739
Marks & Spencer PLC ..................................    United Kingdom      4,772,000       16,723,708
Safeway PLC ..........................................    United Kingdom      4,943,186       19,231,857
Storehouse ...........................................    United Kingdom      6,812,781        4,486,367
                                                                                            ------------
                                                                                              44,264,671
                                                                                            ------------
Metals & Mining 3.7%
Anglo American Platinum Corp. Ltd. ...................     South Africa         145,609        4,196,460
Barrick Gold Corp. ...................................        Canada          1,042,900       18,828,086
Boehler-Uddeholm AG ..................................        Austria            64,505        2,266,121
Boehler-Uddeholm AG, 144A ............................        Austria            60,855        2,137,894
Corus Group PLC ......................................    United Kingdom      8,123,200       11,836,111
Industrias Penoles SA ................................        Mexico          1,893,000        3,057,723
Ispat International NV, A ............................      Netherlands         227,600        2,162,200
Pohang Iron & Steel Co. Ltd. .........................      South Korea         128,901       11,209,511
WMC Ltd. .............................................       Australia        2,399,500       10,766,027
                                                                                            ------------
                                                                                              66,460,133
                                                                                            ------------
Multi-Industry 4.4%
Broken Hill Proprietary Co. Ltd. .....................       Australia          945,543       11,212,129
Cheung Kong Holdings Ltd. ............................       Hong Kong        3,792,825       41,965,179
Elementis PLC ........................................    United Kingdom      5,428,174        6,450,666
Hanson PLC ...........................................    United Kingdom        446,211        3,147,802
Next PLC .............................................    United Kingdom        775,500        6,814,989
Swire Pacific Ltd., B ................................       Hong Kong       13,622,100       11,096,473
                                                                                            ------------
                                                                                              80,687,238
                                                                                            ------------
Telecommunications 8.3%
Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile            431,500        7,820,938
Korea Telecom Corp., ADR .............................      South Korea         163,020        7,886,093
Nippon Telegraph & Telephone Corp. ...................         Japan              2,510       33,449,270
Philippine Long Distance Telephone Co., ADR ..........      Philippines         722,400       12,822,600
Portugal Telecom SA ..................................       Portugal           808,010        9,108,352
Smartone Telecommunications Holdings Ltd. ............       Hong Kong        7,652,000       16,932,895
Telecom Corp. of New Zealand Ltd. ....................      New Zealand       5,087,400       17,841,955
Telecom Italia SpA, di Risp ..........................         Italy          1,887,750       12,545,311
Telefonica del Peru SA, ADR ..........................         Peru             267,700        3,045,088
Telefonica del Peru SA, B ............................         Peru           5,365,602        7,722,836
Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico            360,760       20,608,415
                                                                                            ------------
                                                                                             149,783,753
                                                                                            ------------
Transportation 2.9%
British Airways PLC ..................................    United Kingdom      2,575,000       14,803,219
Koninklijke Nedlloyd Groep NV ........................      Netherlands         216,300        4,206,824
Peninsular & Oriental Steam Navigation Co. ...........    United Kingdom      1,355,414       11,552,115
Seino Transportation Co. Ltd. ........................         Japan            552,000        2,785,955
Stagecoach Holdings PLC ..............................    United Kingdom     16,914,690       18,756,544
                                                                                            ------------
                                                                                              52,104,657
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                     COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities Electrical & Gas 7.1%
    CLP Holdings Ltd. .........................................................     Hong Kong      4,081,000    $   19,003,797
    E.On AG ...................................................................      Germany         465,650        22,540,667
    Evn AG ....................................................................      Austria          23,475           877,579
    Gener SA, ADR .............................................................       Chile          303,800         4,462,063
    Hong Kong Electric Holdings Ltd. ..........................................     Hong Kong      4,062,365        13,080,364
    Iberdrola SA, Br. .........................................................       Spain        1,575,700        20,390,275
    Korea Electric Power Corp. ................................................    South Korea       250,000         7,757,674
    National Power PLC ........................................................  United Kingdom    1,972,900        12,558,918
    Thames Water Group PLC ....................................................  United Kingdom    2,223,811        28,598,444
                                                                                                                --------------
                                                                                                                   129,269,781
                                                                                                                --------------
    Total Common Stocks (Cost $1,444,014,133)..................................                                  1,651,413,168
                                                                                                                --------------
    Preferred Stocks 3.8%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................................      Brazil          350,400         9,898,800
    Embratel Participacoes SA, ADR, pfd. ......................................      Brazil          420,490         9,934,076
    Petroleo Brasileiro SA, pfd. ..............................................      Brazil          300,000         9,063,193
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................      Brazil          221,950        21,556,894
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................      Brazil          556,750        10,299,875
    Telemig Celular SA, C, pfd. ...............................................      Brazil        1,705,000            43,476
    Tele Norte Leste Participacoes SA, ADR, pfd. ..............................      Brazil           11,702           276,460
    Volkswagen AG, pfd. .......................................................      Germany         275,000         6,563,686
                                                                                                                --------------
    Total Preferred Stocks (Cost $57,239,299)..................................                                     67,636,460
                                                                                                                --------------
    Total Investments before Repurchase Agreements (Cost $1,501,253,432).......                                  1,719,049,628
                                                                                                                --------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(b) Repurchase Agreements 4.4%
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $20,111,721)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   20,101,000        20,101,000
    Paribas Corp., 6.85%, 7/03/00 (Maturity Value $60,034,250)
    Collateralized by U.S. Treasury Notes and Bonds ...........................   United States   60,000,000        60,000,000
                                                                                                                --------------
    Total Repurchase Agreements (Cost $80,101,000).............................                                     80,101,000
                                                                                                                --------------
    Total Investments (Cost $1,581,354,432) 99.4%..............................                                  1,799,150,628
    Other Assets, less Liabilities .6% ........................................                                     11,571,531
                                                                                                                --------------
    Total Net Assets 100.0% ...................................................                                 $1,810,722,159
                                                                                                                ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................    $1,581,354,432
                                                           ==============
  Value ...............................................     1,799,150,628
 Receivables:
  Investment securities sold ..........................         2,267,482
  Capital shares sold .................................         6,717,850
  Dividends and interest ..............................         6,526,687
                                                           --------------
   Total assets .......................................     1,814,662,647
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................           437,841
  Capital shares redeemed .............................         1,933,327
  Affiliates ..........................................         1,193,236
 Funds advanced by custodian ..........................            30,240
 Other liabilities ....................................           345,844
                                                           --------------
   Total liabilities ..................................         3,940,488
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   11,204,261
 Net unrealized appreciation ..........................       217,796,196
 Accumulated net realized gain ........................        30,262,822
 Capital shares .......................................     1,551,458,880
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Class 1:
 Net assets, at value .................................    $1,652,814,646
                                                           ==============
 Shares outstanding ...................................        85,603,213
                                                           ==============
 Net asset value and offering price per share .........    $        19.31
                                                           ==============
Class 2:
 Net assets, at value .................................    $  157,907,513
                                                           ==============
 Shares outstanding ...................................         8,217,632
                                                           ==============
 Net asset value and offering price per share .........    $        19.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment Income:
 (net of foreign taxes of $2,589,021)
 Dividends ...................................................    $  20,559,326
 Interest ....................................................        2,063,681
                                                                  -------------
  Total investment income ....................................       22,623,007
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        4,489,442
 Administrative fees (Note 3) ................................          665,140
 Distribution fees - Class 2 (Note 3) ........................          153,708
 Custodian fees ..............................................          263,000
 Reports to shareholders .....................................          124,000
 Professional fees (Note 3) ..................................           35,400
 Trustees' fees and expenses .................................            6,500
 Other .......................................................            3,227
                                                                  -------------
  Total expenses .............................................        5,740,417
                                                                  -------------
   Net investment income .....................................       16,882,590
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................       79,041,160
  Foreign currency transactions ..............................       (1,372,970)
                                                                  -------------
   Net realized gain .........................................       77,668,190
 Net unrealized depreciation on investments ..................      (47,373,112)
                                                                  -------------
Net realized and unrealized gain .............................       30,295,078
                                                                  -------------
Net increase in net assets resulting from operations .........    $  47,177,668
                                                                  =============


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2000      December 31, 1999
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   16,882,590       $   17,320,878
  Net realized gain from investments and foreign currency transactions          77,668,190           84,997,543
  Net unrealized appreciation (depreciation) on investments ...........        (47,373,112)         128,046,409
                                                                          ---------------------------------------
   Net increase in net assets resulting from operations ...............         47,177,668          230,364,830
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (20,195,709)         (26,406,410)
    Class 2 ...........................................................         (2,255,259)          (1,047,921)
  Net realized gains:
    Class 1 ...........................................................       (118,600,706)         (91,727,528)
    Class 2 ...........................................................        (14,798,195)          (3,898,692)
                                                                          ---------------------------------------
 Total distributions to shareholders ..................................       (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
    Class 1 ...........................................................        692,644,895          (14,797,710)
    Class 2 ...........................................................         68,586,998           45,319,734
                                                                          ---------------------------------------
 Total capital share transactions .....................................        761,231,893           30,522,024
     Net increase in net assets .......................................        652,559,692          137,806,303
Net assets:
 Beginning of period ..................................................      1,158,162,467        1,020,356,164
                                                                          ---------------------------------------
 End of period ........................................................     $1,810,722,159       $1,158,162,467
                                                                          =======================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   11,204,261       $   16,772,639
                                                                          =======================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                       Year Ended
                                                               June 30, 2000                     December 31, 1999
                                                     -----------------------------------------------------------------------
                                                          Shares            Amount           Shares             Amount
Class 1 Shares:                                      -----------------------------------------------------------------------
Shares sold ........................................      6,115,864    $  117,487,707        4,898,075    $     98,598,572
Shares issued on merger (Note 6) ...................     35,794,416       651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,842       138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (11,133,746)     (215,097,604)     (11,722,543)       (231,530,220)
                                                        ------------------------------------------------------------------
Net increase (decrease) ............................     38,103,376    $  692,644,895          100,147    $    (14,797,710)
                                                        ==================================================================
Class 2 Shares:
Shares sold ........................................     21,038,739    $  409,844,354       57,320,488    $  1,117,974,227
Shares issued on merger (Note 6) ...................        177,521         3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,695        17,053,454          290,806           4,946,613
Shares redeemed ....................................    (18,483,041)     (361,527,493)     (54,967,087)     (1,077,601,106)
                                                        ------------------------------------------------------------------
Net increase .......................................      3,637,914    $   68,586,998        2,644,207    $     45,319,734
                                                        ==================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                          Affiliation
---------------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .75%          First $200 million
               .675%         Over $200 million, up to and including $1.3 billion
               .60%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $97 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses and/or deferred currency losses of $1,004,292 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

     Unrealized appreciation .............  $  399,857,380
     Unrealized depreciation .............    (182,061,184)
                                            --------------
     Net unrealized appreciation .........  $  217,796,196
                                            ==============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $267,634,383 and $325,183,049, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                        Class 1                      Class 2
                             ----------------------------------------------------------
                              Foreign Tax      Foreign      Foreign Tax      Foreign
                                  Paid      Source Income       Paid      Source Income
Country                        Per Share      Per Share      Per Share      Per Share
---------------------------------------------------------------------------------------
Argentina ...................     0.0000         0.0137         0.0000         0.0130
Australia ...................     0.0016         0.0290         0.0016         0.0276
Austria .....................     0.0007         0.0034         0.0007         0.0033
Bermuda .....................     0.0000         0.0039         0.0000         0.0037
Brazil ......................     0.0047         0.0386         0.0047         0.0367
Canada ......................     0.0011         0.0059         0.0011         0.0056
China .......................     0.0000         0.0030         0.0000         0.0029
Czech Republic ..............     0.0004         0.0000         0.0004         0.0000
Finland .....................     0.0032         0.0169         0.0032         0.0161
France ......................     0.0025         0.0175         0.0025         0.0166
Germany .....................     0.0001         0.0006         0.0001         0.0006
Hong Kong ...................     0.0000         0.0256         0.0000         0.0243
Italy .......................     0.0036         0.0187         0.0036         0.0179
Japan .......................     0.0001         0.0006         0.0001         0.0005
Mexico ......................     0.0004         0.0044         0.0004         0.0042
Netherlands .................     0.0060         0.0490         0.0060         0.0467
New Zealand .................     0.0021         0.0108         0.0021         0.0103
Norway ......................     0.0016         0.0088         0.0016         0.0084
Peru ........................     0.0000         0.0035         0.0000         0.0033
Portugal ....................     0.0007         0.0035         0.0007         0.0033
South Africa ................     0.0000         0.0059         0.0000         0.0056
South Korea .................     0.0006         0.0027         0.0006         0.0026
Spain .......................     0.0036         0.0206         0.0036         0.0197
Sweden ......................     0.0032         0.0202         0.0032         0.0192
Switzerland .................     0.0023         0.0141         0.0023         0.0134
United Kingdom ..............     0.0178         0.1568         0.0178         0.1497
                              ---------------------------------------------------------
TOTAL .......................    $0.0563        $0.4777        $0.0563        $0.4552
                              =========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (formerly Templeton Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Financial markets generally saw a "return to earnings" in the first half of 2000, partially deflating 1999's dot-com frenzy. As more Internet stocks came into the market, investors appeared to take a closer look at these companies' earnings capabilities. In the U.S., the Federal Reserve Board again raised interest rates because of inflationary fears. This shook growth stocks as a whole, including the technology-laden Nasdaq(R) Index, whose sell-off sent ripples around the globe, placing pressure on media and telecommunications stocks worldwide. In this environment, the benchmark Morgan Stanley Capital International World Index and J.P. Morgan Global Government Bond Index returned -2.41% and 0.41% in U.S.-dollar terms, respectively.(1) As of June 30, 2000, the Fund held 82.0% of its total net assets in equities, 13.3% in fixed income and 4.7% in short-term investments and other net assets.

Equity

Merger and acquisition activity remained robust in the first half of the year, and the Fund benefited from consolidation activity, especially in the financial and energy sectors, where several holdings registered solid double-digit gains. Nordic Baltic Holdings, now the largest bank in the Nordic region, was formed through the merger of Merita Nordbanken and Unidanmark, while Canadian oil company, Ranger Oil, is being acquired by Canadian Natural Resources.

Individual stocks, rather than broad industry or geographic weightings, mainly accounted for the Fund's equity performance. Celltech, a British biotechnology company, was among the Fund's best performers, up over 125% during the six-month period. Celltech rose amid the apparent investor enthusiasm for biotech stocks that accompanied the Human Genome Project's exciting breakthrough in mapping all the

(1) Source: Standard and Poor's Micropal (Morgan Stanley Capital International, J.P. Morgan). The Morgan Stanley Capital International World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. Indexes are measured in U.S. dollars and include reinvested dividends and interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


This chart in pie format shows the asset allocation of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Stocks                                        82.0%
Fixed-Income Securities                       13.3%
Short-Term Investments & Other Net Assets      4.7%

   Top Five Sectors
   Templeton Asset Strategy Fund
   6/30/00
                                 % of Total
   Sector                         Net Assets
   -----------------------------------------
   Telecommunications              11.6%
   Health & Personal Care           8.4%
   Financial Services               7.3%
   Energy Sources                   5.8%
   Electrical & Electronics         5.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

genes in the human genetic blueprint. The stock hit our valuation target and we reduced the position at what we considered to be an excellent price.

Alcatel was another outstanding performer during the reporting period, up more than 40%. Investors apparently began to place more value on the French company's optical networking capabilities and its leading position in broadband telecommunications access equipment. After an earnings disappointment in late 1998, we believe the company's management has proven its ability to unlock shareholder value though cost-cutting and renewed dedication to profitable growth.

Nomura Securities also fueled the Fund's performance, rising more than 35% in the six months under review. Nomura is Japan's leading stock brokerage. We initiated this position in 1999, when Nomura was trading at what we felt was an attractive level, quite a bit cheaper than U.S. competitors like Morgan Stanley and Merrill Lynch. We bought the stock, believing in the tremendous growth potential for Japanese managed assets. In 2000, that premise began to play out, with many Japanese savers moving assets out of the postal savings system and into managed equity investments. Nomura capitalized on its commanding domestic market position to garner a sizeable percentage of this new money. Feeling the company is well-placed to make further gains, we partially retained our investment in Nomura.

Fixed Income

Early in the review period investors generally remained cautious regarding interest rates, we believe partly because of inflationary fears stemming from higher oil prices, but largely because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, which added to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

Volatile equity markets during the six months under review, combined with expectations for reduced government bond supply resulting in part from U.S. fiscal surpluses and lower deficits in Europe led the global fixed income market higher toward the end of the period. The U.S. Treasury buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union
(EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period.(2) Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

(2) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

   Top Five Country Holdings
   Templeton Asset Strategy Fund
   6/30/00

                     % of Total
   Country            Net Assets
   -----------------------------
   U.S.                18.1%
   U.K.                12.9%
   Japan                9.7%
   France               6.6%
   Netherlands          5.5%

This chart in pie format shows the geographic distribution of Templeton Asset Strategy Fund as a percentage of total net assets on 6/30/00.

Europe                                                       42.5%
North America                                                23.5%
Asia                                                         17.1%
Latin America/Caribbean                                       9.8%
Mid-East/Africa                                               2.9%
Australia/New Zealand                                         2.4%


We attempted to maximize total return, including income, during the period by focusing the Fund's assets on intermediate- and long-term investment grade bonds and allocating a small amount to what we believe are the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's geographic allocation changed slightly during the period. Our North American market allocation increased, with Canadian exposure unchanged and the U.S. allocation increasing. We increased the European allocation slightly, adjusting the underlying country mix to decrease our exposure to Sweden, and added to positions in Denmark, Germany and Italy. The Fund's Japanese and Australia/New Zealand allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela.

Our emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty. At the period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking Ahead

We believe the reporting period proved encouraging for our value-oriented investment style. For three years the market's love affair with technology-related, new economy stocks significantly contributed to euphoric valuations for those companies, in our opinion. However, we feel the first six months of 2000 may signal a shift back to stock assessment based on future earnings. If, indeed, such a shift is underway, your investment in the Fund should benefit. Our analysts believe that every stock in the Fund compares favorably with future earnings prospects, something that we cannot say for many recently favored stocks. On the fixed income front, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, a globally diversified investment strategy can reduce risks of declines in any particular market or sector.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Asset Strategy Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Asset Strategy Fund - Class 1 delivered a +2.43% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 1*
 Periods ended 6/30/00
                                                                         Since
                                                                       Inception
                                 1-Year      5-Year       10-Year      (8/24/88)
                               -------------------------------------------------
 Average Annual Total Return     +13.39%     +15.02%       +13.09%       +12.59%
 Cumulative Total Return         +13.39%    +101.29%      +242.19%      +307.72%
 Value of $10,000 Investment     $11,339     $20,129       $34,219       $40,772

* Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Asset Allocation Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may be lower.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights

                                                                                 Class 1
                                                ---------------------------------------------------------------------------------
                                                 Six Months Ended                    Year Ended December 31,
                                                   June 30, 2000   --------------------------------------------------------------
                                                    (unaudited)        1999        1998         1997         1996         1995
                                                ---------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $23.37            $22.46      $22.35       $21.08       $18.72       $15.69
                                                   -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................         .24               .44         .69          .67          .63          .57
 Net realized and unrealized gains ............         .16              3.78         .75         2.44         2.76         2.87
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............         .40              4.22        1.44         3.11         3.39         3.44
                                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.52)             (.50)       (.66)        (.63)        (.58)        (.41)
 Net realized gains ...........................       (3.62)            (2.81)       (.67)       (1.21)        (.45)          --
                                                   -----------------------------------------------------------------------------
Total distributions ...........................       (4.14)            (3.31)      (1.33)       (1.84)       (1.03)        (.41)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................      $19.63            $23.37      $22.46       $22.35       $21.08       $18.72
                                                   =============================================================================
Total return(b) ...............................       2.43%            22.86%       6.41%       15.52%       18.93%       22.48%

Ratios/supplemental data
Net assets, end of period (000's) .............    $693,637          $671,549    $692,163     $735,568     $556,027     $406,123
Ratios to average net assets:
 Expenses .....................................        .78%(a)           .74%        .78%         .74%         .64%         .66%
 Net investment income ........................       2.37%(a)          2.06%       2.88%        3.32%        3.56%        3.73%
Portfolio turnover rate .......................      15.33%            45.34%      43.18%       45.27%       57.50%       43.02%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Highlights (continued)

                                                                            Class 2
                                                  ------------------------------------------------------------
                                                   Six Months Ended            Year Ended December 31,
                                                     June 30, 2000     ---------------------------------------
                                                      (unaudited)          1999          1998         1997(c)
                                                  ------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $23.27            $22.38        $22.32        $20.40
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income(d) .....................            .22               .36           .63           .16
 Net realized and unrealized gains ............            .15              3.80           .74          1.76
                                                        ----------------------------------------------------
Total from investment operations ..............            .37              4.16          1.37          1.92
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ........................           (.46)             (.46)         (.64)           --
 Net realized gains ...........................          (3.62)            (2.81)         (.67)           --
                                                        ----------------------------------------------------
Total distributions ...........................          (4.08)            (3.27)        (1.31)           --
                                                        ----------------------------------------------------
Net asset value, end of period ................         $19.56            $23.27        $22.38        $22.32
                                                        ====================================================
Total return(b) ...............................          2.29%            22.54%         6.10%         9.41%
Ratios/supplemental data
Net assets, end of period (000's) .............        $26,429           $20,962       $15,763        $9,665
Ratios to average net assets:
 Expenses .....................................          1.03%(a)           .99%         1.03%         1.03%(a)
 Net investment income ........................          2.15%(a)          1.71%         2.61%         1.97%(a)
Portfolio turnover rate .......................         15.33%            45.34%        43.18%        45.27%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited)

                                                              COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants 79.4%
    Aerospace & Military Technology 1.7%
    BAE Systems PLC ..................................    United Kingdom       153,055      $   947,659
    Hong Kong Aircraft Engineering Co. Ltd. ..........       Hong Kong         363,200          698,883
    Raytheon Co., A ..................................     United States        21,775          423,252
    Rolls-Royce PLC ..................................    United Kingdom     2,733,657        9,714,729
    Saab AB, B .......................................        Sweden            54,400          458,967
                                                                                            -----------
                                                                                             12,243,490
                                                                                            -----------
    Appliances & Household Durables .1%
    Laox Co. Ltd. ....................................         Japan            70,000          383,725
                                                                                            -----------
    Automobiles 4.7%
    Autoliv Inc. .....................................        Sweden           246,900        5,941,031
    Autoliv Inc., SDR ................................        Sweden           129,000        3,176,833
    Fiat SpA .........................................         Italy           236,170        6,159,834
    Ford Motor Co. ...................................     United States       220,000        9,459,999
    General Motors Corp. .............................     United States        42,700        2,479,269
(a) Visteon Corp. ....................................     United States        28,805          349,264
    Volkswagen AG ....................................        Germany           14,430          557,426
    Volvo AB, B ......................................        Sweden           260,000        5,676,662
                                                                                            -----------
                                                                                             33,800,318
                                                                                            -----------
    Banking 4.8%
    Banca Nazionale Del Lavoro SpA ...................         Italy           225,160          792,087
(a) Bangkok Bank Public Co. Ltd., fgn. ...............       Thailand          193,400          236,665
    Canadian Imperial Bank of Commerce ...............        Canada           140,000        3,840,858
    DNB Holding ASA ..................................        Norway         2,178,900        9,074,819
    Foreningssparbanken AB, A ........................        Sweden           170,700        2,510,580
    Nordic Baltic Holding AB, FDR ....................        Sweden         2,502,060       18,275,465
                                                                                            -----------
                                                                                             34,730,474
                                                                                            -----------
    Broadcasting & Publishing .1%
    Wolters Kluwer NV ................................      Netherlands         25,861          691,616
                                                                                            -----------
    Building Materials & Components
    Gujarat Ambuja Cements Ltd. ......................         India               400            1,746
                                                                                            -----------
    Business & Public Services .2%
(a) Complete Business Solutions Inc. .................     United States        24,060          422,554
(a) Gartner Group Inc., B ............................     United States        46,630          460,471
    HCA-The Healthcare Corp. .........................     United States        13,600          413,100
(a) Humana Inc. ......................................     United States         6,200           30,225
                                                                                            -----------
                                                                                              1,326,350
                                                                                            -----------
    Chemicals 1.5%
    Akzo Nobel NV ....................................      Netherlands        178,695        7,622,337
    BASF AG ..........................................        Germany           17,150          698,665
    DSM NV, Br. ......................................      Netherlands         75,000        2,415,552
                                                                                            -----------
                                                                                             10,736,554
                                                                                            -----------
    Data Processing & Reproduction 2.7%
(a) 3Com Corp. .......................................     United States        14,390          829,224
    Compaq Computer Corp. ............................     United States       420,790       10,756,444
    Fujitsu Ltd. .....................................         Japan           216,000        7,492,274
(a) Palm Inc. ........................................     United States         5,300          176,888
                                                                                            -----------
                                                                                             19,254,830
                                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                               COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Electrical & Electronics 5.7%
    Alcatel SA ........................................        France           195,745      $12,890,305
(a) Hyundai Electronics Industries Co. ................      South Korea        438,700        8,655,770
    Koninklijke Philips Electronics NV ................      Netherlands        200,268        9,483,186
    Marconi PLC .......................................    United Kingdom        63,620          826,828
    Motorola Inc. .....................................     United States       153,930        4,473,591
    Sony Corp. ........................................         Japan            51,800        4,846,841
                                                                                             -----------
                                                                                              41,176,521
                                                                                             -----------
    Electronic Components & Instruments 2.4%
    Hewlett-Packard Co. ...............................     United States        63,750        7,960,781
    Williams PLC ......................................    United Kingdom     1,581,900        9,207,814
                                                                                             -----------
                                                                                              17,168,595
                                                                                             -----------
    Energy Sources 4.3%
    Consol Energy .....................................     United States       351,600        5,317,950
    Lasmo PLC .........................................    United Kingdom       197,410          417,640
(a) Ranger Oil Ltd. ...................................        Canada         1,153,490        6,344,195
(a) Renaissance Energy Ltd. ...........................        Canada           549,350        5,320,357
    Repsol SA .........................................         Spain            24,000          479,660
    Shell Transport & Trading Co. PLC .................    United Kingdom     1,525,600       12,921,768
                                                                                             -----------
                                                                                              30,801,570
                                                                                             -----------
    Financial Services 7.3%
    AXA SA ............................................        France           102,651       16,235,435
    CIT Group Inc., A .................................     United States       497,000        8,076,250
    ING Groep NV ......................................      Netherlands        235,686       15,994,947
    Nomura Securities Co. Ltd. ........................         Japan           500,600       12,277,841
    Old Mutual PLC ....................................     South Africa        132,000          290,249
                                                                                             -----------
                                                                                              52,874,722
                                                                                             -----------
    Forest Products & Paper 1.4%
(a) Asia Pulp & Paper Co. Ltd., ADR ...................       Indonesia         454,800        2,302,425
    Assidoman AB ......................................        Sweden            90,000        1,287,767
    Assidoman AB, 144A ................................        Sweden            27,000          386,330
    Stora Enso OYJ, R .................................        Finland          706,300        6,465,593
                                                                                             -----------
                                                                                              10,442,115
                                                                                             -----------
    Health & Personal Care 8.4%
    Aventis SA ........................................        France           219,340       16,073,524
(a) CellTech Group PLC ................................    United Kingdom       733,609       14,126,446
    Mayne Nickless Ltd., A ............................       Australia       1,730,400        3,563,529
    Merck KGAA ........................................        Germany           14,700          450,903
    Mylan Laboratories Inc. ...........................     United States        14,460          263,895
    Ono Pharmaceutical Co Ltd. ........................         Japan           247,000       10,621,899
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           281,700       15,616,744
                                                                                             -----------
                                                                                              60,716,940
                                                                                             -----------
    Industrial Components .2%
    Goodyear Tire & Rubber Co. ........................     United States         3,600           72,000
(a) Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500        1,239,063
                                                                                             -----------
                                                                                               1,311,063
                                                                                             -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                                       SHARES/
                                                                      COUNTRY         WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Insurance 4.0%
    Ace Ltd. .................................................        Bermuda            25,200     $   705,600
    Aetna Inc. ...............................................     United States         23,890       1,533,439
    Allstate Corp. ...........................................     United States         80,000       1,780,000
    Partnerre Ltd. ...........................................        Bermuda            17,500         620,156
    ReliaStar Financial Corp. ................................     United States         18,310         960,131
    Scor .....................................................        France              9,470         414,024
    Torchmark Corp. ..........................................     United States         90,000       2,221,875
    Unumprovident Corp. ......................................     United States         18,530         371,758
    XL Capital Ltd., A .......................................        Bermuda           179,400       9,710,025
    Zurich Allied AG .........................................      Switzerland          21,200      10,508,087
                                                                                                    -----------
                                                                                                     28,825,095
                                                                                                    -----------
    Leisure & Tourism
    Mandarin Oriental International Ltd. .....................       Hong Kong          524,000         348,460
                                                                                                    -----------
    Machinery & Engineering 1.6%
    Invensys PLC .............................................    United Kingdom        189,439         709,783
    Kurita Water Industries Ltd. .............................         Japan            432,000       9,533,765
    Makita Corp. .............................................         Japan             59,000         563,764
    Mckechnie Group PLC ......................................    United Kingdom        101,800         567,893
                                                                                                    -----------
                                                                                                     11,375,205
                                                                                                    -----------
    Merchandising 2.9%
    Best Denki Co. Ltd. ......................................         Japan            777,000       5,353,556
    J.C. Penney Co. Inc. .....................................     United States          8,800         162,250
    J.Sainsbury PLC ..........................................    United Kingdom      1,670,700       7,562,246
    Marks & Spencer PLC ......................................    United Kingdom      1,339,010       4,692,626
    Sears, Roebuck & Co. .....................................     United States         42,000       1,370,250
    Storehouse ...............................................    United Kingdom      3,079,116       2,027,666
                                                                                                    -----------
                                                                                                     21,168,594
                                                                                                    -----------
    Metals & Mining 2.9%
    Anglogold Ltd., ADR ......................................     South Africa         229,700       4,723,206
    Barrick Gold Corp. .......................................        Canada            419,390       7,571,494
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         16,300,000         511,227
    Corus Group PLC ..........................................    United Kingdom      3,943,000       5,745,247
    Industrias Penoles SA ....................................        Mexico            168,200         271,690
(a) Kinross Gold Corp. .......................................        Canada          1,727,800       1,539,243
    Pohang Iron & Steel Co. Ltd. .............................      South Korea           4,450         386,982
                                                                                                    -----------
                                                                                                     20,749,089
                                                                                                    -----------
    Multi-Industry 3.5%
    Alfa SA de CV, A .........................................        Mexico          1,277,251       2,919,505
    Broken Hill Proprietary Co. Ltd. .........................       Australia           53,794         637,882
    Cheung Kong Holdings Ltd. ................................       Hong Kong          652,500       7,219,494
    Hanson PLC ...............................................    United Kingdom         96,900         683,582
    Hutchison Whampoa Ltd. ...................................       Hong Kong           38,500         484,010
    Swire Pacific Ltd., A ....................................       Hong Kong        2,200,000      12,869,293
    Swire Pacific Ltd., B ....................................       Hong Kong          945,000         769,791
                                                                                                    -----------
                                                                                                     25,583,557
                                                                                                    -----------
    Real Estate .1%
(a) Hon Kwok Land Investment Co. Ltd. ........................       Hong Kong        1,226,456          62,146
(a) Hon Kwok Land Investment Co Ltd, wts., 10/28/00 ..........       Hong Kong          245,291             535
    New World Development Co. Ltd. ...........................       Hong Kong          303,543         338,771
                                                                                                    -----------
                                                                                                        401,452
                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                             COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
    Common Stocks and Warrants (cont.)
    Recreation & Other Consumer Goods .7%
    Mattel Inc. .....................................................     United States       377,100      $  4,973,006
    Yue Yuen Industrial Holdings Ltd. ...............................       Hong Kong             140               311
                                                                                                           ------------
                                                                                                              4,973,317
                                                                                                           ------------
    Telecommunications 11.3%
    AT&T Corp. ......................................................     United States       193,620         6,123,233
    Nippon Telegraph & Telephone Corp. ..............................         Japan             1,046        13,939,417
    Nippon Telegraph & Telephone Corp., ADR .........................         Japan             5,680           388,370
    PT Indosat, ADR .................................................       Indonesia         370,800         4,217,850
    SBC Communications Inc. .........................................     United States       318,400        13,770,800
    Telecom Argentina Stet-France SA (Teco), B, ADR .................       Argentina           4,000           110,000
    Telecom Corp. of New Zealand Ltd. ...............................      New Zealand      2,562,970         8,988,559
    Telecom Italia SpA, di Risp .....................................         Italy         1,200,000         7,974,771
    Telefonica de Argentina SA, ADR .................................       Argentina         350,620        11,132,185
    Telefonica del Peru SA, ADR .....................................         Peru            225,400         2,563,925
    Telefonos de Mexico SA (Telmex), L, ADR .........................        Mexico           212,758        12,153,801
                                                                                                           ------------
                                                                                                             81,362,911
                                                                                                           ------------
    Textiles & Apparel .1%
    Adidas-Salomon AG ...............................................        Germany            6,510           359,434
(a) Fruit of the Loom Ltd. ..........................................     United States       160,000            43,200
                                                                                                           ------------
                                                                                                                402,634
                                                                                                           ------------
    Transportation 2.4%
    British Airways PLC .............................................    United Kingdom     1,925,900        11,071,658
(a) Fritz Cos. Inc. .................................................     United States        90,300           931,219
    Gesco Corp. Ltd. ................................................         India               522               117
    Great Eastern Shipping Co. Ltd. .................................         India             2,552               885
    Peninsular & Oriental Steam Navigation Co. ......................    United Kingdom       580,000         4,943,307
    Seino Transportation Co. Ltd. ...................................         Japan           115,000           580,407
                                                                                                           ------------
                                                                                                             17,527,593
                                                                                                           ------------
    Utilities Electrical & Gas 4.4%
    E.On AG .........................................................        Germany          173,800         8,413,117
    Endesa SA .......................................................         Spain           122,000         2,372,781
    Endesa SA, ADR ..................................................         Spain            88,000         1,716,000
    Gener SA, ADR ...................................................         Chile           287,050         4,216,047
    Hong Kong Electric Holdings Ltd. ................................       Hong Kong       2,131,500         6,863,193
    Iberdrola SA, Br. ...............................................         Spain            85,000         1,099,939
    Korea Electric Power Corp. ......................................      South Korea        215,280         6,680,288
                                                                                                           ------------
                                                                                                             31,361,365
                                                                                                           ------------
    Total Common Stocks and Warrants (Cost $480,201,840).............                                       571,739,901
                                                                                                           ------------
    Preferred Stocks 2.6%
(a) Empresa Nacional de Comercio Redito Participacoe, pfd. ..........        Brazil           275,000               610
    Petroleo Brasileiro SA, pfd. ....................................        Brazil           360,000        10,875,831
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. .....................        Brazil           121,810         2,253,485
    Vale do Rio Doce, A, ADR, pfd. ..................................        Brazil           196,500         5,551,125
                                                                                                           ------------
    Total Preferred Stocks (Cost $15,523,211)........................                                        18,681,051
                                                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                   PRINCIPAL
                                                                                COUNTRY              AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------
    Bonds 13.3%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .............................       Spain            2,174,000 EUR    $ 1,915,618
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ......................................................       Italy              581,013 EUR        556,876
    7.75%, 11/01/06 ......................................................       Italy            9,208,191 EUR      9,898,955
(b) Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 .......................       India                  445,000        224,725
    Federal Republic of Germany:
    3.25%, 2/17/04 .......................................................      Germany           2,837,000 EUR      2,563,046
    4.50%, 7/04/09 .......................................................      Germany           4,919,000 EUR      4,475,119
    General Motors Acceptance Corp., 5.50%, 2/02/05 ......................   United States        4,888,000          4,597,083
    Government of Brazil:
    14.50%, 10/15/09 .....................................................       Brazil           2,970,000          3,176,415
    12.25%, 3/06/30 ......................................................       Brazil           2,000,000          1,840,000
    Government of Canada:
    8.75%, 12/01/05 ......................................................       Canada             612,000 CAD        465,028
    7.00%, 12/01/06 ......................................................       Canada             843,000 CAD        599,897
    6.00%, 6/01/08 .......................................................       Canada           2,812,000 CAD      1,907,822
    Government of France, 3.50%, 7/12/04 .................................       France           2,437,000 EUR      2,203,074
    Government of Netherlands, 5.75%, 2/15/07 ............................    Netherlands         3,484,000 EUR      3,422,752
    Government of New Zealand, 7.00%, 7/15/09 ............................    New Zealand         3,914,000 NZD      1,872,156
    Government of Spain, 7.35%, 3/31/07 ..................................       Spain            3,201,000 EUR      3,384,977
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 ..       Japan          381,700,000 JPY      3,913,503
    Kingdom of Belgium, 7.75%, 10/15/04 ..................................      Belgium           2,574,000 EUR      2,694,676
    Kingdom of Denmark:
    7.00%, 12/15/04 ......................................................      Denmark          20,285,000 DKK      2,729,159
    5.00%, 8/15/05 .......................................................      Denmark          15,411,000 DKK      1,918,058
    Kingdom of Sweden, 6.00%, 2/09/05 ....................................       Sweden           7,200,000 SEK        843,983
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .................     Australia          2,200,000 AUD      1,353,602
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..............       Mexico              62,039             48,080
    Queensland Treasury Corp., 6.50%, 6/14/05 ............................     Australia            889,000 AUD        537,662
    Republic of Argentina:
    11.375%, 3/15/10 .....................................................     Argentina          1,930,000          1,763,538
    11.75%, 6/15/15 ......................................................     Argentina          1,700,000          1,541,475
    Republic of Ecuador, 144A, 11.25%, 4/25/02 ...........................      Ecuador             185,000             66,600
    Republic of Panama, 8.875%, 9/30/27 ..................................       Panama             960,000            812,400
    Republic of Peru, FRN, 4.50%, 3/07/17 ................................        Peru            1,560,000          1,046,183
    Republic of Turkey, 12.375%, 6/15/09 .................................       Turkey           1,165,000          1,237,813
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ................................................     Venezuela          1,640,000          1,303,800
    Reg S, 9.125%, 6/18/07 ...............................................     Venezuela            600,000            477,000
    9.25%, 9/15/27 .......................................................     Venezuela          1,760,000          1,160,500
    SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 .........................Trinidad and Tobago       170,000            170,000
    U.S. Treasury Bond, 5.25%, 11/15/28 ..................................   United States        1,065,000            942,858
    U.S. Treasury Note:
    4.50%, 1/31/01 .......................................................   United States        1,400,000          1,384,688
    6.375%, 6/30/02 ......................................................   United States        5,000,000          5,003,125
    5.875%, 11/15/04 .....................................................   United States        3,300,000          3,251,533
    6.75%, 5/15/05 .......................................................   United States        5,000,000          5,118,750
    6.50%, 2/15/10 .......................................................   United States        3,300,000          3,413,438
    United Kingdom:
    6.50%, 12/07/03 ......................................................   United Kingdom         150,000 GBP        231,391
    7.50%, 12/07/06 ......................................................   United Kingdom       3,885,000 GBP      6,477,059
    United Mexican States, 11.50%, 5/15/26 ...............................       Mexico           2,895,000          3,477,620
                                                                                                                   -----------
    Total Bonds (Cost $103,215,362).......................................                                          96,022,037
                                                                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)

                                                                                                PRINCIPAL
                                                                               COUNTRY           AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------
Short Term Investments 5.6%
Deutsche Bank AG, 6.875%, 7/03/00, Time Deposit ........................    United States     $14,000,000       $ 14,000,000
Dresdner Bank AG, 7.00%, 7/03/00, Time Deposit .........................    United States       5,700,000          5,700,000
U.S. Treasury Bills, 5.65% - 5.66% with maturities to 9/07/00 ..........    United States      20,900,000         20,683,518
                                                                                                                ------------
Total Short Term Investments (Cost $40,373,437).........................                                          40,383,518
                                                                                                                ------------
Total Investments (Cost $639,313,850) 100.9%............................                                         726,826,507
Net Equity in Forward Contracts ........................................                                             (15,969)
Other Assets, less Liabilities (.9%) ...................................                                          (6,744,520)
                                                                                                                ------------
Total Net Assets 100.0% ................................................                                        $720,066,018
                                                                                                                ============

Currency Abbreviations:

AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
JPY- Japanese Yen
NZD- New Zealand Dollar
SEK- Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Non-income producing
(b)Represents bond in default.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost .......................................................    $639,313,850
                                                                  ============
  Value ......................................................     726,826,507
 Receivables:
  Investment securities sold .................................       1,415,821
  Capital shares sold ........................................          26,987
  Dividends and interest .....................................       4,004,917
 Unrealized gain on forward exchange contracts (Note 6) ......           5,319
                                                                  ------------
    Total assets .............................................     732,279,551
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased ............................      10,647,921
  Capital shares redeemed ....................................         881,320
  Affiliates .................................................         449,161
 Funds advanced by custodian .................................          60,631
 Unrealized loss on forward exchange contracts (Note 6) ......          21,288
 Other liabilities ...........................................         153,212
                                                                  ------------
    Total liabilities ........................................      12,213,533
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Net assets consist of:
 Undistributed net investment income .........................    $  4,020,090
 Net unrealized appreciation .................................      87,470,832
 Accumulated net realized gain ...............................      25,487,630
 Capital shares ..............................................     603,087,466
                                                                  ------------
     Net assets, at value ....................................    $720,066,018
                                                                  ============
Class 1:
 Net assets, at value ........................................    $693,636,741
                                                                  ============
 Shares outstanding ..........................................      35,338,815
                                                                  ============
 Net asset value and offering price per share ................    $      19.63
                                                                  ============
Class 2:
 Net assets, at value ........................................    $ 26,429,277
                                                                  ============
 Shares outstanding ..........................................       1,350,905
                                                                  ============
 Net asset value and offering price per share ................    $      19.56
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Investment income:
 (net of foreign taxes of $1,021,939)
 Dividends ................................................................    $   7,802,649
 Interest .................................................................        2,985,587
                                                                               -------------
   Total investment income ................................................       10,788,236
                                                                               -------------
Expenses:
 Management fees (Note 3) .................................................        2,068,757
 Administrative fees (Note 3) .............................................          375,777
 Distribution fees - Class 2 (Note 3) .....................................           28,795
 Custodian fees ...........................................................           95,387
 Reports to shareholders ..................................................           82,550
 Professional fees (Note 3) ...............................................           43,852
 Trustees' fees and expenses ..............................................            4,123
 Other ....................................................................            1,673
                                                                               -------------
   Total expenses .........................................................        2,700,914
                                                                               -------------
    Net investment income .................................................        8,087,322
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ............................................................       43,217,208
   Foreign currency transactions ..........................................         (403,742)
                                                                               -------------
    Net realized gain .....................................................       42,813,466
 Net unrealized appreciation (depreciation) on:
   Investments ............................................................      (33,315,088)
   Translation of assets and liabilities denominated in foreign currencies           121,166
                                                                               -------------
    Net unrealized depreciation ...........................................      (33,193,922)
                                                                               -------------
Net realized and unrealized gain ..........................................        9,619,544
                                                                               -------------
Net increase in net assets resulting from operations ......................    $  17,706,866
                                                                               =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $    8,087,322     $  13,810,413
   Net realized gain from investments and foreign currency transactions ..................       42,813,466        88,790,440
   Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ....................................      (33,193,922)       36,425,123
                                                                                             --------------------------------
    Net increase in net assets resulting from operations .................................       17,706,866       139,025,976
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (15,153,507)      (14,822,362)
    Class 2 ..............................................................................         (472,676)         (310,147)
   Net realized gains:
    Class 1 ..............................................................................     (104,057,396)      (82,476,906)
    Class 2 ..............................................................................       (3,633,708)       (1,907,029)
                                                                                             --------------------------------
 Total distributions to shareholders .....................................................     (123,317,287)      (99,516,444)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................      124,215,964       (58,852,355)
    Class 2 ..............................................................................        8,949,637         3,928,278
                                                                                             --------------------------------
 Total capital share transactions ........................................................      133,165,601       (54,924,077)
    Net increase (decrease) in net assets ................................................       27,555,180       (15,414,545)
Net assets:
 Beginning of period .....................................................................      692,510,838       707,925,383
                                                                                             --------------------------------
 End of period ...........................................................................   $  720,066,018     $ 692,510,838
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $    4,020,090     $  11,558,951
                                                                                             ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Asset Strategy Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments.

Effective May 1, 2000, the name of the Templeton Asset Allocation Fund changed to Templeton Asset Strategy Fund, as a result of fund mergers, as discussed in
Note 7. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provisions has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2 . Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                    Year Ended
                                                             June 30, 2000                   December 31, 1999
                                                    ------------------------------------------------------------------
                                                         Shares          Amount           Shares           Amount
Class 1 Shares:                                     ------------------------------------------------------------------
Shares sold .......................................       303,121    $   6,028,866         240,379    $    5,144,326
Shares issued on merger (Note 7) ..................     2,830,073       53,573,397              --                --
Shares issued on reinvestment of distributions ....     6,151,475      119,210,903       5,305,304        97,299,268
Shares redeemed ...................................    (2,681,179)     (54,597,202)     (7,631,687)     (161,295,949)
                                                       -------------------------------------------------------------
Net increase (decrease) ...........................     6,603,490    $ 124,215,964      (2,086,004)   $  (58,852,355)
                                                       =============================================================
Class 2 Shares:
Shares sold .......................................       340,652    $   6,899,314         279,540    $    5,948,034
Shares issued on merger (Note 7) ..................         2,893           54,613              --                --
Shares issued on reinvestment of distributions ....       212,594        4,106,384         121,157         2,217,176
Shares redeemed ...................................      (105,859)      (2,110,674)       (204,412)       (4,236,932)
                                                       -------------------------------------------------------------
Net increase ......................................       450,280    $   8,949,637         196,285    $    3,928,278
                                                       =============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                           Affiliation
       ---------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                  Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                        Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)   Transfer agent

The Fund pays administrative fees to FT Services based on the average net assets as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .65%          First $200 million
               .585%         Over $200 million, up to and including $1.3 billion
               .52%          Over $1.3 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $12,633 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the fund had tax basis capital losses of $867,232, which will expire on 2007. Such losses may be carried over to offset future capital gains.

At December 31, 1999, the Fund had $989,065 deferred capital and currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and merger related expenses.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $639,317,113 was as follows:

  Unrealized appreciation .............  $ 164,422,807
  Unrealized depreciation .............    (76,913,413)
                                         -------------
  Net unrealized appreciation .........  $  87,509,394
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $100,889,433 and $175,799,656, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund had outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                             In                                 Unrealized
                   Contracts to Sell:                                   Exchange For   Settlement Date          Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
 38,100,000        Japanese Yen                                   U.S.   $  367,052       7/26/00         U.S.   $   5,319
                                                                                                                 ---------
                   Contracts to Sell:
---------------------------------------------------------------
241,795,000        Japanese Yen                                   U.S.   $2,287,559       7/19/00         U.S.   $  (4,947)
                                                                                                                 ---------
 Net unrealized loss on offsetting forward exchange contracts                                                      (16,341)
                                                                                                                 ---------
  Unrealized loss on forward exchange contracts                                                                    (21,288)
                                                                                                                 ---------
   Net unrealized loss on forward exchange contracts                                                      U.S.   $ (15,969)
                                                                                                                 ---------

7. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products (FTVIPT) - Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton Asset Allocation Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton Asset Strategy Fund reflect the financial statements of TVP - Templeton Asset Allocation Fund. Immediately preceding the merger, FTVIPT - Templeton Asset Strategy Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6062 existing Class 1 share and one new Class 2 share for each .6066 existing Class 2 share. As a result, the FTVIPT - Templeton Asset Strategy Fund net asset value per share was $18.93 for Class 1 and $18.88 for Class 2 on May 1, 2000. TVP - Templeton Asset Allocation Fund's shareholders contributed net assets having an aggregate value of $653,548,460 (including $91,802,754 of unrealized appreciation) in exchange for 2,830,073 Class 1 shares and 2,893 Class 2 shares (post-split) of the FTVIPT - Tempelton Asset Strategy Fund. Immediately prior to the merger, FTVIPT - Templeton Asset Strategy Fund had net assets of $53,628,010 (including unrealized depreciation of $347,919). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton Asset Strategy Fund were $707,176,470.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.

                                Class 1                      Class 2
                     ----------------------------------------------------------
                      Foreign Tax      Foreign      Foreign Tax      Foreign
                          Paid      Source Income       Paid      Source Income
Country                Per Share      Per Share      Per Share      Per Share
-------------------------------------------------------------------------------
Argentina ..........     0.0000         0.0019         0.0000         0.0019
Australia ..........     0.0006         0.0188         0.0006         0.0178
Bermuda ............     0.0000         0.0040         0.0000         0.0037
Brazil .............     0.0040         0.0221         0.0040         0.0210
Canada .............     0.0002         0.0011         0.0002         0.0011
Chile ..............     0.0004         0.0014         0.0004         0.0014
China ..............     0.0000         0.0005         0.0000         0.0005
Finland ............     0.0001         0.0006         0.0001         0.0006
France .............     0.0027         0.0145         0.0027         0.0138
Germany ............     0.0001         0.0022         0.0001         0.0022
Hong Kong ..........     0.0000         0.0233         0.0000         0.0221
Hungary ............     0.0003         0.0007         0.0003         0.0007
India ..............     0.0000         0.0007         0.0000         0.0007
Italy ..............     0.0003         0.0017         0.0003         0.0017
Japan ..............     0.0009         0.0046         0.0009         0.0043
Mexico .............     0.0004         0.0039         0.0004         0.0036
Netherlands ........     0.0010         0.0144         0.0010         0.0137
New Zealand ........     0.0002         0.0009         0.0002         0.0009
Norway .............     0.0011         0.0061         0.0011         0.0059
Peru ...............     0.0000         0.0001         0.0000         0.0001
Singapore ..........     0.0006         0.0033         0.0006         0.0031
South Korea ........     0.0009         0.0043         0.0009         0.0040
Sweden .............     0.0019         0.0102         0.0019         0.0098
Switzerland ........     0.0005         0.0019         0.0005         0.0019
Turkey .............     0.0000         0.0001         0.0000         0.0001
United Kingdom .....     0.0068         0.0520         0.0068         0.0494
                     ----------------------------------------------------------
TOTAL ..............    $0.0230        $0.1953        $0.0230        $0.1860
                     ==========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                   TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
Economic Overview

Early in the review period investors generally remained cautious regarding interest rates partly because of inflationary fears stemming from higher oil prices, but mostly, we believe, because of upward revisions in global economic growth forecasts. Confirmed European economic recovery, better-than-expected growth in Japan, as well as continued U.S. growth, appeared to fuel this cautious approach. Improving global economies led to expectations of higher commodity prices, productivity and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. In our opinion, these conditions supported the consensus view that the industrial economies, with the possible exception of Japan, had reached the bottom of their respective interest-rate cycles. Later in the period, reduced U.S. bond supply and equity market volatility helped to offset these interest-rate concerns. Bonds began to appear more attractive to investors who put money back into the global fixed income markets.

In this environment, the J.P. Morgan Global Government Bond Index (GGBI) posted a 3.28% return in local currency terms for the six months under review, despite tighter monetary policies by major central banks.(1) Expectations for reduced government bond supply, resulting in part from U.S. fiscal surpluses and lower deficits in Europe, contributed to this positive performance. In addition to supply concerns, volatile equity markets led the global fixed income market higher toward the end of the period. We note that the GGBI underperformed the J.P. Morgan U.S. Government Bond Index's 5.55% return, which benefited from the U.S. Treasury buyback program.(2) The

(1) Source: Standard and Poor's Micropal. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world.

(2) Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Index includes actively traded U.S. fixed-rate bonds with a remaining maturity of one year or longer.

This chart in pie format shows the geographic distribution of Templeton Global Income Securities Fund as a percentage of total net assets on 6/30/00.

Europe                                                       49.5%
North America                                                18.4%
Latin America                                                14.6%
Australia/New Zealand                                         7.8%
Asia                                                          6.1%
Short-Term Investments &
Other Net Assets                                              3.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1
buyback contributed significantly to the U.S. yield curve inversion during the period. As bond prices and yields move in an inverse relationship, higher prices on long-term bonds shifted their yields downward, while short-term bond prices fell lower and their yields inched higher. In contrast, European Monetary Union (EMU) countries' yield curve only flattened, as yields rose on the short end. Hence, EMU bond prices fell, while those in the U.S. market rose. Most major currencies' weakness against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms, and the GGBI posted a U.S. dollar return of 0.41%.

In local currency terms, European bonds rose 2.84%, as all European bond markets offered positive returns. The U.K. index increased 4.26% and the EMU bond index gained 2.56%. The Danish market underperformed the EMU countries, while Japan remained relatively flat, as economic recovery expectations, stable interest rates and a stronger yen seemed to result in capital inflows. The Australia/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the U.S. bond market in local currency terms.

Emerging market bond prices rose during the period, apparently as a result of higher commodity prices and improved economic fundamentals for the respective countries. The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) increased 8.10% during the six-month period. Most countries in the index experienced positive returns, with the exception of Nigeria, Colombia, the Philippines and Peru. Russian bonds were among the best performers, increasing 49.78%, followed by those of Algeria, Venezuela, Mexico and Turkey.

Portfolio Notes

Templeton Global Income Securities Fund attempted to maximize its total return, including income, during the period by allocating about 80%-85% of its assets to intermediate- and long-term investment grade bonds and about 15%-20% of its assets to the highest quality and most liquid bonds we found in the emerging markets. We believe that this balance offers the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

TGI-2

The Fund's geographic allocation changed slightly during the period. North American markets decreased from 23.8% to 18.4% of total net assets, with Canadian exposure increasing slightly and the U.S. allocation decreasing 4.0%. We increased the European allocation slightly to 49.5%, adjusting the underlying country mix to decrease our exposure to Sweden, and add to positions in Denmark, Germany and Italy. The Fund's Australia/New Zealand and Japanese allocations remained relatively unchanged. Meanwhile, we took advantage of the premium on Mexican assets, following the country's debt upgrade, to sell Mexican securities and add to positions in Argentina, Brazil and Venezuela. This left the Fund's Latin American exposure at 14.6% on June 30, 2000.

The Fund's emerging markets exposure continued to have a relatively low duration with respect to the J.P. Morgan EMBI+, thereby reducing its sensitivity to interest-rate movements and market uncertainty.(3) At period's end, the Fund's bonds were U.S. dollar-denominated sovereign Eurobonds, with fixed coupons issued by countries we believe to have strong repayment capacity. We also continued to emphasize Latin America, because we feel the region has improving fundamentals.

Looking forward, we believe that global inflationary pressures will continue to increase in the near term and world economic growth will remain strong throughout the year. In such a challenging environment for bonds, investing in a fully diversified global fixed income portfolio can reduce risks of declines in any particular market or sector.

(3) Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds, and local markets instruments. It provides investors with a definition of the market for emerging markets external-currency debt, a list of the traded instruments, and a compilation of their terms. The EMBI+ includes 49 instruments from 14 countries, with a total face value of $175 billion and a market capitalization of $98 billion.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          TGI-3

Templeton Global Income
Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/00

Templeton Global Income Securities Fund - Class 1 delivered a +0.15% cumulative total return for the six-month period ended 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 1
 Periods ended 6/30/00
                                                                       Since
                                                                     Inception
                                  1-Year      5-Year      10-Year    (1/24/89)
 -------------------------------------------------------------------------------
 Average Annual Total Return     -0.46%        +3.80%    +5.40%          +5.96%
 Cumulative Total Return         -0.46%       +20.51%   +69.25%         +93.86%

              Past performance does not guarantee future results.

TGI-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                -----------------------------------------------------------------------------------
                                                 Six Months Ended                        Year Ended December 31,
                                                   June 30, 2000   ----------------------------------------------------------------
                                                    (unaudited)        1999         1998         1997         1996         1995
                                                -----------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $11.07             $12.87        $12.97       $13.61       $13.46       $12.19
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c).......................      .34                .68          1.07         1.05         1.02          .29
 Net realized and unrealized gains (losses) ....     (.32)             (1.42)         (.19)        (.73)         .17         1.47
                                                  -------------------------------------------------------------------------------
Total from investment operations ...............      .02               (.74)          .88          .32         1.19         1.76
                                                  -------------------------------------------------------------------------------
Less distributions from net investment income ..     (.02)             (1.06)         (.98)        (.96)       (1.04)        (.49)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period .................   $11.07             $11.07        $12.87       $12.97       $13.61       $13.46
                                                  ===============================================================================
Total return(b).................................     .15%             (5.79%)        7.08%        2.55%        9.56%       14.68%

Ratios/supplemental data
Net assets, end of period (000's) ..............  $90,505            $90,537      $150,941     $185,016     $221,722     $243,194
Ratios to average net assets:
 Expenses ......................................      72%(a)            .65%          .63%         .62%         .61%         .64%
 Net investment income .........................    6.21%(a)           5.65%         6.86%        7.03%        7.30%        7.59%
Portfolio turnover rate ........................   14.15%             80.76%        84.17%      181.61%      140.96%      152.89%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                          Class 2
                                                          -----------------------------------------
                                                           Six Months Ended
                                                            June 30, 2000          Year Ended
                                                             (unaudited)       December 31, 1999(c)
                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $11.04               $12.93
                                                           ---------------------------
Income from investment operations:
 Net investment income(d)..............................       .32                  .60
 Net realized and unrealized losses ...................      (.31)               (1.44)
                                                           ---------------------------
Total from investment operations ......................       .01                 (.84)
                                                           ---------------------------
Less distributions from net investment income .........      (.02)               (1.05)
                                                           ---------------------------
Net asset value, end of period ........................    $11.03               $11.04
                                                           ===========================
Total return(b)........................................      .06%               (6.53%)

Ratios/supplemental data
Net assets, end of period (000's) .....................    $1,150                 $443
Ratios to average net assets:
 Expenses .............................................      .97%(a)              .91%(a)
 Net investment income ................................     6.05%(a)             5.36%(a)
Portfolio turnover rate ...............................    14.15%               80.76%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Based on average shares outstanding.


                       See notes to financial statements.

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited)


                                                                                          PRINCIPAL
                                                                                           AMOUNT*                VALUE
----------------------------------------------------------------------------------------------------------------------------
    Long Term Investments 96.4%
    Argentina 3.6%
    Republic of Argentina:
    11.75%, 4/07/09 ...........................................................       $      1,645,000        $  1,536,019
    11.375%, 3/15/10 ..........................................................              1,880,000           1,717,850
                                                                                                              ------------
                                                                                                                 3,253,869
                                                                                                              ------------
    Australia 4.6%
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ......................         4,900,000 AUD            3,014,840
    Queensland Treasury Corp., 6.50%, 6/14/05 .................................         1,930,000 AUD            1,167,252
                                                                                                              ------------
                                                                                                                 4,182,092
                                                                                                              ------------
    Belgium 3.6%
    Kingdom of Belgium, 7.75%, 10/15/04 .......................................         3,113,000 EUR            3,258,946
                                                                                                              ------------
    Brazil 5.0%
    Government of Brazil:
    FRN, 7.4375%, 4/15/09 .....................................................              1,680,000           1,407,000
    14.50%, 10/15/09 ..........................................................              2,950,000           3,155,025
                                                                                                              ------------
                                                                                                                 4,562,025
                                                                                                              ------------
    Bulgaria 3.1%
    Republic of Bulgaria, FRN, 7.0625%, 7/28/11 ...............................              3,580,000           2,837,150
                                                                                                              ------------
    Canada 2.2%
    Government of Canada:
    8.75%, 12/01/05 ...........................................................         1,247,000 CAD              947,533
    7.00%, 12/01/06 ...........................................................         1,478,000 CAD            1,051,777
                                                                                                              ------------
                                                                                                                 1,999,310
                                                                                                              ------------
    Colombia .2%
    Republic of Colombia, 9.75%, 4/23/09 ......................................                160,000             141,824
                                                                                                              ------------
    Denmark 4.1%
    Kingdom of Denmark:
    7.00%, 12/15/04 ...........................................................        18,150,000 DKK            2,441,915
    5.00%, 8/15/05 ............................................................        10,885,000 DKK            1,354,751
                                                                                                              ------------
                                                                                                                 3,796,666
                                                                                                              ------------
    Germany 17.9%
    Federal Republic of Germany:
    3.25%, 2/17/04 ............................................................         6,493,000 EUR            5,866,006
    4.50%, 7/04/09 ............................................................        11,588,000 EUR           10,542,321
                                                                                                              ------------
                                                                                                                16,408,327
                                                                                                              ------------
    India
(a) Essar Steel Ltd., FRN, 7.635%, 7/20/99 ....................................                 50,000              25,250
                                                                                                              ------------
    Italy 7.9%
    Buoni Poliennali del Tesoro:
    10.50%, 7/15/00 ...........................................................         2,884,406 EUR            2,764,578
    7.75%, 11/01/06 ...........................................................         4,183,293 EUR            4,497,109
                                                                                                              ------------
                                                                                                                 7,261,687
                                                                                                              ------------
    Japan 5.4%
    International Bank for Reconstruction & Development, 5.25%, 3/20/02 .......        482,100,000 JPY           4,942,886
                                                                                                              ------------
    Mexico 1.2%
    United Mexican States, 11.50%, 5/15/26 ....................................                885,000           1,063,106
                                                                                                              ------------
    New Zealand 3.1%
    Government of New Zealand, 7.00%, 7/15/09 .................................         6,040,000 NZD            2,889,070
                                                                                                              ------------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2000 (unaudited) (cont.)


                                                                            PRINCIPAL
                                                                             AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------
    Long Term Investments (cont.)
    Spain 3.1%
    Bonos y Oblig del Estado, 3.25%, 1/31/05 .....................        3,238,000 EUR         $  2,853,161
                                                                                                ------------
    Sweden 1.0%
    Kingdom of Sweden, 6.00%, 2/09/05 ............................        8,000,000 SEK              937,759
                                                                                                ------------
    Turkey .7%
    Republic of Turkey, 12.375%, 6/15/09 .........................              635,000              674,688
                                                                                                ------------
    United Kingdom 8.9%
    United Kingdom:
    6.50%, 12/07/03 ..............................................        3,600,000 GBP            5,553,386
    7.50%, 12/07/06 ..............................................        1,550,000 GBP            2,584,155
                                                                                                ------------
                                                                                                   8,137,541
                                                                                                ------------
    United States 16.2%
    U.S. Treasury Bond:
    6.125%, 11/15/27 .............................................              412,000              410,841
    5.25%, 11/15/28 ..............................................           10,370,000            9,180,696
    U.S. Treasury Note:
    4.50%, 1/31/01 ...............................................            3,500,000            3,461,721
    7.25%, 8/15/04 ...............................................            1,772,000            1,831,805
                                                                                                ------------
                                                                                                  14,885,063
                                                                                                ------------
    Venezuela 4.6%
    Republic of Venezuela:
    144A, 9.125%, 6/18/07 ........................................            2,240,000            1,780,800
    9.25%, 9/15/27 ...............................................            3,755,000            2,475,951
                                                                                                ------------
                                                                                                   4,256,751
                                                                                                ------------
    Total Long Term Investments before Repurchase Agreement (Cost $97,868,855)                    88,367,171
                                                                                                ------------
(b) Repurchase Agreement (Cost $780,000) .8%
    Deutsche Bank AG, 6.80%, 7/03/00 (Maturity Value $780,442)
    Collateralized by U.S. Treasury Notes and Bonds ..............              780,000              780,000
                                                                                                ------------
    Total Investments (Cost $98,648,855) 97.2%....................                                89,147,171
    Net Equity in Forwards Contracts .............................                                   (23,607)
    Other Assets, less Liabilities 2.8% ..........................                                 2,531,449
                                                                                                ------------
    Total Net Assets 100.0% ......................................                              $ 91,655,013
                                                                                                ============

Currency Abbreviations:

AUD--Australian Dollar
CAD --Canadian Dollar
DKK --Danish Krone
EUR --European Unit
GBP --British Pound
JPY --Japanese Yen
NZD --New Zealand Dollar
SEK --Swedish Krona

*The principal amount is stated in U.S. dollars unless otherwise indicated.
(a)Represents bonds in default.
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets:
 Investments in securities:
  Cost ..........................................................    $ 98,648,855
                                                                     ============
  Value .........................................................      89,147,171
 Cash ...........................................................         942,969
 Receivables:
  Capital shares sold ...........................................          55,185
  Interest ......................................................       2,055,954
 Unrealized gain on forward exchange contracts (Note 6) .........           6,444
                                                                     ------------
   Total assets .................................................      92,207,723
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................         287,510
  Capital shares redeemed .......................................         163,172
  Affiliates ....................................................          48,518
 Unrealized loss on forward exchange contracts (Note 6) .........          30,051
 Other liabilities ..............................................          23,459
                                                                     ------------
   Total liabilities ............................................         552,710
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  2,796,359
 Net unrealized depreciation ....................................      (9,537,403)
 Accumulated net realized loss ..................................      (7,688,172)
 Capital shares .................................................     106,084,229
                                                                     ------------
    Net assets, at value ........................................    $ 91,655,013
                                                                     ============
Class 1:
 Net assets, at value ...........................................    $ 90,504,841
                                                                     ============
 Shares outstanding .............................................       8,172,441
                                                                     ============
 Net asset value and offering price per share ...................    $      11.07
                                                                     ============
Class 2:
 Net assets, at value ...........................................    $  1,150,172
                                                                     ============
 Shares outstanding .............................................         104,253
                                                                     ============
 Net asset value and offering price per share ...................    $      11.03
                                                                     ============

                      See notes to financial statements.

                                                                          TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2000 (unaudited)

Interest income .........................................................    $  2,996,010
                                                                             ============
Expenses:
 Management fees (Note 3) ...............................................         275,535
 Distribution fees - Class 2 (Note 3) ...................................             838
 Custodian fees .........................................................          18,039
 Reports to shareholders ................................................           4,030
 Professional fees (Note 3) .............................................          10,842
 Trustees' fees and expenses ............................................             125
 Other ..................................................................           2,517
                                                                             ------------
  Total expenses ........................................................         311,926
                                                                             ------------
   Net investment income ................................................       2,684,084
                                                                             ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...........................................................        (157,670)
  Foreign currency transactions .........................................         (48,209)
                                                                             ------------
   Net realized loss ....................................................        (205,879)
Net unrealized appreciation (depreciation) on:
 Investments ............................................................      (2,194,928)
 Translation of assets and liabilities denominated in foreign currencies          155,403
                                                                             ------------
  Net unrealized depreciation ...........................................      (2,039,525)
                                                                             ------------
Net realized and unrealized loss ........................................      (2,245,404)
                                                                             ------------
Net increase in net assets resulting from operations ....................    $    438,680
                                                                             ============

                       See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2000 (unaudited) and the year ended December 31, 1999

                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2000    December 31, 1999
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  2,684,084      $   6,655,075
  Net realized loss from investments and foreign currency transactions ...................        (205,879)        (6,055,260)
  Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      (2,039,525)        (8,370,208)
                                                                                              -------------------------------
   Net increase (decrease) in net assets resulting from operations .......................         438,680         (7,770,393)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (116,818)        (9,277,104)
   Class 2 ...............................................................................            (812)           (19,727)
                                                                                              -------------------------------
 Total distributions to shareholders .....................................................        (117,630)        (9,296,831)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................        (338,968)       (43,358,906)
   Class 2 ...............................................................................         693,020            465,304
                                                                                              -------------------------------
 Total capital share transactions ........................................................         354,052        (42,893,602)
   Net increase (decrease) in net assets .................................................         675,102        (59,960,826)
Net assets:
 Beginning of period .....................................................................      90,979,911        150,940,737
                                                                                              -------------------------------
 End of period ...........................................................................    $ 91,655,013      $  90,979,911
                                                                                              ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $  2,796,359      $     229,905
                                                                                              ===============================

                       See notes to financial statements.

                                                                         TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Income Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 72% of the Fund's shares were sold through one insurance company. The Fund seeks high current income, with capital appreciation as a secondary goal. The portfolio invests in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies of any nation, including emerging markets. The portfolio may also invest in lower-rated "junk bonds."

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Indexed Securities

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor its investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

g. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                           Six Months Ended                    Year Ended
                                                            June 30, 2000                  December 31, 1999(a)
                                                   -----------------------------------------------------------------
                                                        Shares          Amount           Shares          Amount
Class 1 Shares:                                    -----------------------------------------------------------------
Shares sold ......................................       150,065    $   1,611,401         755,763    $   9,398,931
Shares issued on merger (Note 7) .................     1,620,086       17,464,656              --               --
Shares issued on reinvestment of distributions ...        10,838          116,818         815,256        9,277,104
Shares redeemed ..................................    (1,788,206)     (19,531,843)     (5,116,543)     (62,034,941)
                                                      ------------------------------------------------------------
Net decrease .....................................        (7,217)   $    (338,968)     (3,545,524)   $ (43,358,906)
                                                      ============================================================
Class 2 Shares:
Shares sold ......................................        14,333    $     156,866          40,368    $     470,374
Shares issued on merger (Note 7) .................        70,754          759,809              --               --
Shares issued on reinvestment of distributions ...            76              812           1,764           19,727
Shares redeemed ..................................       (20,987)        (224,467)         (2,055)         (24,797)
                                                      ------------------------------------------------------------
Net increase .....................................        64,176    $     693,020          40,077    $     465,304
                                                      ============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999 for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                            Affiliation
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Templeton Investment Counsel, Inc. (TICI)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .625%         First $100 million
               .50%          Over $100 million, up to and including $250 million
               .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by the Fund's investment manager based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Included in professional fees are legal fees of $236 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

As of December 31, 1999, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund had tax basis capital losses. The capital loss carryovers of the FTVIPT - Templeton Global Income Securities Fund include December 31, 1999 capital loss carryovers of $2,367,359 acquired as a result of the reorganization with the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund (See note 7). The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

  Capital loss carryover expiring in:
  2002 ..............................  $ 1,294,963
  2003 ..............................    1,605,323
  2007 ..............................    5,595,723
                                       -----------
                                       $ 8,496,009
                                       ===========

At December 31, 1999, the Fund had deferred capital losses and deferred currency losses of $1,407,836 occurring subsequent to October 31, 1999. For tax purposes, such loss will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $    128,972
  Unrealized depreciation .............    (9,630,656)
                                         ------------
  Net unrealized depreciation .........  $ (9,501,684)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $11,819,718 and $26,678,045, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 2000, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                    In                            Unrealized
             Contracts to Sell                                 Exchange for      Settlement Date  Gain (Loss)
----------------------------------------------------------------------------------------------------------------
 48,100,000  Japanese Yen                                      U.S.  $  463,391       7/26/00     U.S.  $  6,444

             Contracts to Sell
--------------------------------------------------------------
294,520,000  Japanese Yen                                      U.S.  $2,786,377       7/19/00     U.S.  $ (7,679)
                                                                                                        --------
 Net unrealized loss on offsetting forward exchange contracts                                            (22,372)
                                                                                                        --------
  Unrealized loss on forward exchange contracts                                                          (30,051)
                                                                                                        --------
   Net unrealized loss on forward exchange contracts                                              U.S.  $(23,607)
                                                                                                        ========

7. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in Germany, such concentration may subject the Fund more significantly to economic changes occurring within this country.

8. MERGER

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Global Income Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,620,086 Class 1 shares and 70,754 Class 2 shares of the FTVIPT - Templeton Global Income Securities Fund (valued at $10.78 per share and $10.74 per share, respectively) for the net assets of the TVP - Templeton Bond Fund which aggregated $18,224,465, including $1,980,489 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Global Income Securities Fund immediately after the merger were $94,683,176.

TGI-16

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

100 Fountain Parkway
St. Petersburg, Florida 33716-1205








SEMIANNUAL REPORT

INSURANCE ISSUER
Phoenix Home Life Mutual Insurance Co.


TIP DISTRIBUTOR
WS Griffith and Co., Inc.

SERVICE CENTER
Variable Annuity Operations
800/243-4840

INVESTMENT MANAGERS
Franklin Mutual Advisers, LLC
Templeton Investment Counsel, Inc.
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Phoenix Investment Counsel, Inc.

TRUST DISTRIBUTOR
Franklin Templeton Distributors, Inc.


This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made. To ensure the highest quality of service, telephone calls to or from our service department may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



OL2958S 08/00                 [RECYCLED LOGO]       Printed on recycled paper